--------------------------------------------------------------------------------

                                CREDIT AGREEMENT

                                      among

                          VESTA INSURANCE GROUP, INC.,

                            THE LENDERS NAMED HEREIN,

                           SOUTHTRUST BANK OF ALABAMA,
                              NATIONAL ASSOCIATION,
                             as Documentation Agent,

                                       and

                            FIRST UNION NATIONAL BANK
                               OF NORTH CAROLINA,
                             as Administrative Agent

                     $100,000,000 Revolving Credit Facility

                                   Arranged by
                        FIRST UNION CAPITAL MARKETS CORP.

                         Dated as of September 24, 1996

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


                       TABLE OF CONTENTS
                                                                                                      Page
                           RECITALS......................................................................1

                           ARTICLE I

                          DEFINITIONS

1.1.          Defined Terms..............................................................................1
1.2.          Accounting Terms..........................................................................13
1.3.          Other Terms; Construction.................................................................13

                          ARTICLE II

                 AMOUNT AND TERMS OF THE LOANS

2.1.          Commitments; Loans........................................................................13
2.2.          Borrowings................................................................................14
2.3.          Notes.....................................................................................15
2.4.          Termination and Reduction of Commitments..................................................16
2.5.          Mandatory and Voluntary Payments and Prepayments..........................................16
2.6.          Interest..................................................................................17
2.7.          Fees......................................................................................18
2.8.          Interest Periods..........................................................................18
2.9.          Conversions and Continuations.............................................................19
2.10.         Method of Payments; Computations..........................................................20
2.11.         Recovery of Payments......................................................................21
2.12.         Use of Proceeds...........................................................................21
2.13.         Pro Rata Treatment; Sharing of Payments...................................................21
2.14.         Increased Costs; Change in Circumstances; Illegality; etc.................................22
2.15.         Taxes.....................................................................................23
2.16.         Compensation..............................................................................25

                          ARTICLE III

                    CONDITIONS OF BORROWING

3.1.          Conditions of Initial Loans...............................................................26
3.2.          Conditions to All Loans...................................................................28

                          ARTICLE IV

                REPRESENTATIONS AND WARRANTIES

4.1.          Corporate Organization and Power..........................................................28

4.2.          Authorization; Enforceability.............................................................29
4.3.          No Violation..............................................................................29
4.4.          Governmental Authorization; Permits.......................................................29
4.5.          Litigation................................................................................30
4.6.          Taxes.....................................................................................30
4.7.          Subsidiaries..............................................................................30
4.8.          Full Disclosure...........................................................................30
4.9.          Margin Regulations........................................................................30
4.10.         No Material Adverse Change................................................................31
4.11.         Financial Matters.........................................................................31
4.12.         Ownership of Properties...................................................................32
4.13.         ERISA.....................................................................................32
4.14.         Environmental Matters.....................................................................32
4.15.         Compliance With Laws......................................................................33
4.16.         Regulated Industries......................................................................33
4.17.         Insurance.................................................................................33

                                                ARTICLE V

                                          AFFIRMATIVE COVENANTS

5.1.          GAAP Financial Statements.................................................................33
5.2.          Statutory Financial Statements............................................................34
5.3.          Other Business and Financial Information..................................................35
5.4.          Corporate Existence; Franchises; Maintenance of Properties................................37
5.5.          Compliance with Laws......................................................................37
5.6.          Payment of Obligations....................................................................37
5.7.          Insurance.................................................................................37
5.8.          Maintenance of Books and Records; Inspection..............................................38
5.9.          Dividends.................................................................................38
5.10.         Further Assurances........................................................................38

                                               ARTICLE VI

                                           FINANCIAL COVENANTS

6.1.          Capitalization Ratio......................................................................38
6.2.          Consolidated Net Worth....................................................................39
6.3.          Fixed Charge Coverage Ratio...............................................................39
6.4.          Risk-Based Capital........................................................................39

                                               ARTICLE VII

                                            NEGATIVE COVENANTS

7.1.          Merger; Consolidation.....................................................................39
7.2.          Indebtedness..............................................................................40
7.3.          Liens.....................................................................................40

7.4.          Disposition of Assets.....................................................................41
7.5.          Transactions with Affiliates..............................................................42
7.6.          Lines of Business.........................................................................43
7.7.          Fiscal Year...............................................................................43
7.8.          Accounting Changes........................................................................43

                         ARTICLE VIII

                       EVENTS OF DEFAULT

8.1.          Events of Default.........................................................................43
8.2.          Remedies: Termination of Commitments, Acceleration, etc...................................45

                          ARTICLE IX

                   THE ADMINISTRATIVE AGENT

9.1.          Appointment...............................................................................46
9.2.          Nature of Duties..........................................................................46
9.3.          Exculpatory Provisions....................................................................46
9.4.          Reliance by Administrative Agent..........................................................47
9.5.          Non-Reliance on Administrative Agent and Other Lenders....................................47
9.6.          Notice of Default.........................................................................48
9.7.          Indemnification...........................................................................48
9.8.          The Administrative Agent in its Individual Capacity.......................................48
9.9.          Successor Administrative Agent............................................................49
9.10.         Documentation Agent.......................................................................49

                           ARTICLE X

                         MISCELLANEOUS

10.1.         Fees and Expenses.........................................................................49
10.2.         Indemnification...........................................................................50
10.3.         Governing Law; Consent to Jurisdiction....................................................50
10.4.         Arbitration; Preservation and Limitation of Remedies......................................51
10.5.         Notices...................................................................................52
10.6.         Amendments, Waivers, etc..................................................................52
10.7.         Assignments, Participations...............................................................53
10.8.         No Waiver.................................................................................55
10.9.         Successors and Assigns....................................................................55
10.10.        Survival..................................................................................55
10.11.        Severability..............................................................................56
10.12.        Construction..............................................................................56
10.13.        Confidentiality...........................................................................56
10.14.        Counterparts..............................................................................56
10.15.        Entire Agreement..........................................................................56

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

                           EXHIBITS
Exhibit A         Form of Note
Exhibit B-1       Form of Notice of Borrowing
Exhibit B-2       Form of Notice of Conversion/Continuation
Exhibit C         Form of Assignment and Acceptance
Exhibit D-1       Form of Compliance Certificate (GAAP Financial Statements)
Exhibit D-2       Form of Compliance Certificate (Statutory Financial Statements)
Exhibit E         Form of Opinion of Donald W. Thornton

                           SCHEDULES

Schedule 4.4      Licenses
Schedule 4.7      Subsidiaries
Schedule 7.3      Liens

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of the 24th day of September, 1996 (this "Agreement"), is made among VESTA INSURANCE GROUP, INC., a Delaware corporation with its principal offices in Birmingham, Alabama (the "Borrower"), the banks and financial institutions listed on the signature pages hereof or that become parties hereto after the date hereof (collectively, the "Lenders"), SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION, as documentation agent (in such capacity, the "Documentation Agent"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("First Union"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Borrower has requested that the Lenders make available to the Borrower a revolving credit facility in the aggregate principal amount of $100,000,000. The Borrower will use the proceeds of this facility to refinance certain existing indebtedness, to pay or reimburse certain fees and expenses in connection herewith and therewith and for working capital and general corporate purposes, all as more fully described herein.

         B. The Lenders are willing to make available to the Borrower the revolving credit facility described above subject to and on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1.     Defined Terms.  For purposes of this Agreement, in addition
                  -------------
to the terms defined elsewhere herein, the following terms shall have the meanings set forth below (such meanings to be equally applicable to the singular and plural forms thereof):

         "Account Designation Letter" shall mean a letter from the Borrower to the Administrative Agent, duly completed and signed by an Authorized Officer of the Borrower and in form and substance satisfactory to the Administrative Agent, listing any one or more accounts to which the Borrower may from time to time request the Administrative Agent to forward the proceeds of any Loans made hereunder.

         "Adjusted LIBOR Rate" shall mean, at any time with respect to any LIBOR Loan, a rate per annum equal to the LIBOR Rate as in effect at such time plus the applicable Margin Percentage as in effect at such time.

         "Administrative Agent" shall mean First Union, in its capacity as Administrative Agent appointed under Article IX, and its successors and permitted assigns in such capacity.

         "Affiliate" shall mean, as to any Person, each other Person that directly, or indirectly through one or more intermediaries, owns or controls, is controlled by or under common control with, such Person or is a director or officer of such Person. For purposes of this definition, with respect to any Person "control" shall mean (i) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, or
(ii) the beneficial ownership of securities or other ownership interests of such Person having 10% or more of the combined voting power of the then outstanding securities or other ownership interests of such Person ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or other governing body of such Person.

         "Aggregate Unutilized Commitments" shall mean, at any time, (i) the sum of the Commitments at such time less (ii) the aggregate principal amount of
                                ----
Loans outstanding at such time.

         "Agreement" shall mean this Credit Agreement, as amended, modified or supplemented from time to time.

         "Annual Statement" shall mean, with respect to any Insurance Subsidiary for any fiscal year, the annual financial statements of such Insurance Subsidiary as required to be filed with the Insurance Regulatory Authority of its jurisdiction of domicile and in accordance with the laws of such jurisdiction, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith.

         "Assignee" shall have the meaning given to such term in Section
10.7(a).

         "Assignment and Acceptance" shall mean an Assignment and Acceptance entered into between a Lender and an Assignee and accepted by the Administrative Agent and the Borrower, in substantially the form of Exhibit C.

         "Authorized Officer" shall mean any officer of the Borrower authorized by resolution of the board of directors of the Borrower to take the action specified herein with respect to such officer and whose signature and incumbency shall have been certified to the Administrative Agent by the secretary or an assistant secretary of the Borrower.

         "Bankruptcy Code" shall mean 11 U.S.C. ss.ss. 101 et seq., as amended from time to time, and any successor statute.

         "Base Rate" shall mean the higher of (i) the per annum interest rate publicly announced from time to time by First Union in Charlotte, North Carolina, to be its prime or base rate (which may not necessarily be its best lending rate), as adjusted to conform to changes as of the opening of business on the date of any such change in such prime or base rate, or (ii) 0.5% per annum plus the Federal Funds Rate, as adjusted to conform to changes as of the opening of business on the date of any such change in the Federal Funds Rate.

         "Base Rate Loan" shall mean, at any time, any Loan that bears interest at such time at the Base Rate.

         "Borrower Margin Stock" shall mean shares of capital stock of the Borrower that are held by the Borrower or any of its Subsidiaries and that constitute Margin Stock.

         "Borrowing" shall mean the incurrence by the Borrower (including as a result of conversions and continuations of outstanding Loans pursuant to Section 2.9) on a single date of a group of Loans of a single Type and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

         "Borrowing Date" shall mean, with respect to any Borrowing, the date upon which such Borrowing is made.

         "Business Day" shall mean (i) any day other than a Saturday or Sunday, a legal holiday or a day on which commercial banks in Charlotte, North Carolina are required by law to be closed and (ii) in respect of any determination relevant to a LIBOR Loan, any such day that is also a day on which tradings are conducted in the London interbank Eurodollar market.

         "Capitalization Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (i) Consolidated Indebtedness as of such date to (ii) the sum of Consolidated Indebtedness and Consolidated Net Worth, each as of such date.

         "Closing Date" shall mean the date upon which the initial extensions of credit are made pursuant to this Agreement.

         "Commitment" shall mean, with respect to any Lender at any time, the amount set forth opposite such Lender's name on its signature page hereto under the caption "Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender at such time in the Register maintained by the Administrative Agent pursuant to Section 10.7(b) as such Lender's "Commitment," as such amount may be reduced at or prior to such time pursuant to the terms hereof.

         "Compliance Certificate" shall mean a fully completed and duly executed certificate in the form of Exhibit D-1 or Exhibit D-2, as applicable.

         "Consolidated Indebtedness" shall mean, as of the last day of any fiscal quarter, the aggregate (without duplication) of all Indebtedness of the Borrower and its Subsidiaries as of such date, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

         "Consolidated Interest Expense" shall mean, for any period, the sum (without duplication) of total interest expense of the Borrower and its Subsidiaries for such period in respect of Indebtedness of the Borrower and its Subsidiaries (including, without limitation, all such interest expense accrued or capitalized during such period, whether or not actually paid during such period, and including all net amounts paid or accrued by the Borrower and its Subsidiaries during such period under or in respect of Hedge Agreements and all commitment fees and other ongoing fees in respect of Indebtedness (including the facility fee provided for under Section 2.7(a), but excluding the administrative fees payable under the Fee Letter) paid or accrued by the Borrower and its Subsidiaries during such period), determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

         "Consolidated Net Income" shall mean, for any period, net income (or loss) for the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

         "Consolidated Net Worth" shall mean, at any time, the net worth of the Borrower and its Subsidiaries at such time, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles but (i) excluding any preferred stock or other class of equity securities that, by its stated terms (or by the terms of any class of equity securities issuable upon conversion thereof or in exchange therefor), or upon the occurrence of any event, matures or is mandatorily redeemable, or is redeemable at the option of the holders thereof, in whole or in part, at any time prior to one (1) year after the Maturity Date, and (ii) without regard to the requirements of Statement of Financial Accounting Standards No. 115 issued by the Financial Accounting Standards Board.

         "Contingent Obligation" shall mean, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Borrower and its
                 --------  -------
Subsidiaries, the term Contingent Obligation shall not include (y) endorsements for collection or deposit in the ordinary course of business or (z) obligations entered into by an Insurance Subsidiary in the ordinary course of its business under insurance policies or contracts issued by it or to which it is a party, including reinsurance agreements (and security posted by any such Insurance Subsidiary in the ordinary course of its business to secure obligations thereunder).

         "Covenant Compliance Worksheet" shall mean a fully completed worksheet in the form of Attachment A to Exhibit D-1 or Exhibit D-2, as applicable.

         "Credit Documents" shall mean this Agreement, the Notes, the Fee Letter, any Hedge Agreement to which the Borrower and any Lender are parties, and all other agreements, instruments, documents and certificates now or hereafter executed and delivered to the Administrative Agent or any Lender by or on behalf of the Borrower or any of its Subsidiaries with respect to this Agreement and the transactions contemplated hereby, in each case as amended, modified, supplemented or restated from time to time.

         "Default" shall mean any event or condition that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

         "Dollars" or "$" shall mean dollars of the United States of America.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "ERISA Affiliate" shall mean any Person (including any trade or business, whether or not incorporated) that would be deemed to be under "common control" with, or a member of the same "controlled group" as, the Borrower or any of its Subsidiaries, within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001 of ERISA.

         "ERISA Event" shall mean any of the following with respect to a Plan or Multiemployer Plan, as applicable: (i) a Reportable Event with respect to a Plan or a Multiemployer Plan, (ii) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan that results in liability under
Section 4201 or 4204 of ERISA, or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (iii) the distribution by the Borrower or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Plan or the taking of any action to terminate any Plan, (iv) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (v) the institution of a proceeding by any fiduciary of any Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce
Section 515 of ERISA, which is not dismissed within thirty (30) days, (vi) the imposition upon the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of the Borrower or any ERISA Affiliate as a result of any alleged failure to comply with the Internal Revenue Code or ERISA in respect of any Plan, (vii) the engaging in or otherwise becoming liable for a nonexempt Prohibited Transaction by the Borrower or any ERISA Affiliate, (viii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Internal Revenue Code by any fiduciary of any Plan for which the Borrower or any of its ERISA Affiliates may be directly or indirectly liable or (ix) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of such sections.

         "Eligible Assignee" shall mean (i) a commercial bank organized under the laws of the United States or any state thereof and having total assets in excess of $1,000,000,000, (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or any successor thereto (the "OECD") or a political subdivision of any such country and having total assets in excess of $1,000,000,000, provided that such bank or other financial institution is acting through a branch or agency located in the United States, in the country under the laws of which it is organized or in another country that is also a member of the OECD, (iii) the central bank of any country that is a member of the OECD, (iv) a finance company or other financial institution or fund (other than an insurance company or an insurance holding company) that is engaged in making, purchasing or otherwise investing in loans in the ordinary course of its business and having total assets in excess of $1,000,000,000, (v) any Affiliate of an existing Lender or
(vi) any other Person approved by the Required Lenders, which approval shall not be unreasonably withheld.

         "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of its business and not in response to any third party action or request of any kind) or proceedings relating in any way to any Environmental

Law or any permit issued, or any approval given, under any such Environmental Law (collectively, "Claims"), including, without limitation, (i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to human health or the environment.

         "Environmental Laws" shall mean any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations, rules of common law and orders of courts or Governmental Authorities, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances.

         "Event of Default" shall have the meaning given to such term in
Section 8.1.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "Federal Funds Rate" shall mean, for any period, a fluctuating per annum interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percentage point) equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System or any successor thereto.

         "Fee Letter" shall mean the letter from First Union to the Borrower, dated June 13, 1996, relating to the administrative fees payable to the Administrative Agent in respect of the transactions contemplated by this Agreement, as amended, modified or supplemented from time to time.

         "Fixed Charge Coverage Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of:

                     (i) the aggregate for the period of four consecutive fiscal quarters ending on such date (the "Measurement Period") of (x) Consolidated Net Income, (y) Consolidated Interest Expense, to the extent taken into account in the calculation of Consolidated Net Income for such period, and (z) federal, state, local and other income taxes, to the extent taken into account in the calculation of Consolidated Net Income for such period, all determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with Generally Accepted Accounting Principles; to

                    (ii) the sum for the Measurement Period of (x) Consolidated Interest Expense and (y) the aggregate of all amounts paid by the Borrower as dividends or distributions in respect of its equity securities (other than as contemplated by clause (z) below), and (z) the aggregate of all amounts paid by the Borrower to purchase, redeem, retire or otherwise acquire its equity securities (other than pursuant to employee benefit plans approved by the board of directors of the Borrower in the ordinary course of business), but only to the extent that such amounts paid during the Measurement Period exceed the lesser of (1) twenty-five percent (25%) of Consolidated Net Income for the Measurement Period and (2) five percent (5%) of Consolidated Net Worth as of the last day of the Measurement Period.

         "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles, as set forth in the statements, opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board (or, to the extent not so set forth in such statements, opinions and pronouncements, as generally followed by entities similar in size to the Borrower and engaged in generally similar lines of business), consistently applied and maintained and in conformity with those used in the preparation of the most recent financial statements of the Borrower referred to in Section 4.11(a).

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any central bank thereof, any municipal, local, city or county government, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Hazardous Substances" shall mean any substances or materials (i) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (ii) that are defined by any Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) the presence of which require investigation or response under any Environmental Law, (iv) that constitute a nuisance, trespass or health or safety hazard to Persons or neighboring properties, (v) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance or (vi) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedge Agreement" shall mean any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates.

         "Historical Statutory Statements" shall have the meaning given to such term in Section 4.11(b).

         "Indebtedness" shall mean, with respect to any Person (without duplication), (i) all indebtedness of such Person for borrowed money or in respect of loans or advances, (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (iii) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers' acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (iv) all obligations of such Person to pay the deferred purchase price of property or services, (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all obligations of such Person as lessee under leases that are or should be, in accordance with Generally Accepted Accounting Principles, recorded as capital leases, to the extent such obligations are required to be so recorded, (vii) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock or other equity securities that, by their stated terms (or by the terms of any equity securities issuable upon conversion thereof or in exchange therefor), or upon the occurrence of any event, mature or are mandatorily redeemable, or are redeemable at the option of the holder thereof, in whole or in part, at any time prior to the Maturity Date, (viii) the net termination obligations of such Person under any Hedge Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date, (ix) all Contingent Obligations of such Person and (x) all indebtedness referred to in clauses (i) through (ix) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.

         "Insurance Regulatory Authority" shall mean, with respect to any Insurance Subsidiary, the insurance department or similar Governmental Authority charged with regulating insurance companies or insurance holding companies, in its state of domicile and, to the extent that it has regulatory authority over such Insurance Subsidiary, in each other jurisdiction in which such Insurance Subsidiary conducts business or is licensed to conduct business.

         "Insurance Subsidiary" shall mean any Subsidiary of the Borrower the ability of which to pay dividends is regulated by an Insurance Regulatory Authority or that is otherwise required to be regulated thereby in accordance with the applicable Requirements of Law of its state of domicile.

         "Interest Period" shall have the meaning given to such term in
Section 2.8.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "LIBOR Loan" shall mean, at any time, any Loan that bears interest at such time at the Adjusted LIBOR Rate.

         "LIBOR Rate" shall mean, with respect to each LIBOR Loan comprising part of the same Borrowing for any Interest Period, an interest rate per annum obtained by dividing (i) (y) the rate of interest appearing on Telerate Page 3750 (or any successor page) or (z) if no such rate is available, or at the option of the Administrative Agent in any event, the rate of interest determined by the Administrative Agent to be the rate or the arithmetic mean of rates (rounded upward, if necessary, to the nearest 1/16 of one percentage point) at which Dollar deposits in immediately available funds are offered by First Union to first-tier banks in the London interbank Eurodollar market, in each case under (y) and (z) above at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest Period and in an amount substantially equal to the amount of First Union's LIBOR Loan comprising part of such Borrowing, by
(ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such Interest Period.

         "Lender" shall mean each financial institution signatory hereto and each other financial institution that becomes a "Lender" hereunder pursuant to
Section 10.7, and their respective successors and assigns.

         "Lending Office" shall mean, with respect to any Lender, the office of such Lender designated as its "Lending Office" on its signature page hereto or in an Assignment and Acceptance, or such other office as may be otherwise designated in writing from time to time by such Lender to the Borrower and the Administrative Agent. A Lender may designate separate Lending Offices as provided in the foregoing sentence for the purposes of making or maintaining different Types of Loans, and, with respect to LIBOR Loans, such office may be a domestic or foreign branch or Affiliate of such Lender.

         "Licenses" shall have the meaning given to such term in Section 4.4(c).

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), preference, priority, charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

         "Loans" shall have the meaning given to such term in Section 2.1.

         "Margin Percentage" shall mean, at any time, the applicable percentage
(a) to be added to the LIBOR Rate pursuant to Section 2.6 for purposes of determining the Adjusted LIBOR Rate and (b) to be used in calculating the facility fee payable pursuant to Section 2.7(a), in each case as determined under the following matrix with reference to the ratings given to the Borrower's senior unsecured long-term publicly traded Indebtedness without third party credit enhancement:

                                             Applicable Margin                           Applicable Margin
         Rating Status                  Percentage for LIBOR Loans                  Percentage for Facility Fee
         -------------                  --------------------------                  ---------------------------
        Level I Status                            0.165%                                      0.085%

        Level II Status                            0.25%                                       0.10%

       Level III Status                            0.30%                                       0.15%

For purposes of determining any Margin Percentage at any date:

                    (i) "Level I Status" exists at such date if, as of such date, the Borrower has senior unsecured long-term publicly traded Indebtedness without third party credit enhancement that is rated (y) not lower than A3 by Moody's or (z) not lower than A- by Standard & Poor's;

                   (ii) "Level II Status" exists at such date if, as of such date, the Borrower has senior unsecured long-term publicly traded Indebtedness without third party credit enhancement that is rated (y) not lower than Baa1 by Moody's or (z) not lower than BBB+ by Standard & Poor's; and

                  (iii) "Level III Status" exists at such date if, as of such date, neither Level I Status nor Level II Status exists (whether because the applicable ratings are not provided at such time by Moody's and Standard & Poor's or are lower in each instance than the respective minimum ratings required for Level II Status);

provided, however, that if at any time the difference between the Moody's and
--------  -------
Standard & Poor's ratings at such time is more than one (1) "Rating Grade," then for purposes of determining the Margin Percentages at such time, the higher of such two ratings shall be reduced to the rating that is the median between the higher rating and the lower rating (or its equivalent); or, if the median is not mathematically determinable, then the higher of such two ratings shall be reduced to the rating that would have been the median if the higher of such two ratings were actually one Rating Grade higher. For purposes of the foregoing sentence, the term "Rating Grade" shall mean and refer to the different debt ratings (for example, A1, A2, A3 for Moody's and A+, A and A- for Standard & Poor's) within any particular debt rating category (in the foregoing example, the rating category of "A" for both Moody's and Standard & Poor's). Any adjustment required in the Margin Percentages as a result of a change in ratings as provided hereinabove shall be effective as of the tenth (10th) Business Day after the effective date of such change.

         "Margin Stock" shall have the meaning given to such term in Regulation U.

         "Material Adverse Change" shall mean a material adverse change in the condition (financial or otherwise), operations, business, properties or financial prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole.

         "Material Adverse Effect" shall mean a material adverse effect upon (i) the condition (financial or otherwise), operations, business, properties or financial prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents or (iii) the legality, validity or enforceability of this Agreement or any of the other Credit Documents or the rights and remedies of the Administrative Agent and the Lenders hereunder and thereunder.

         "Maturity Date" shall mean July 31, 2001.

         "Moody's" shall mean Moody's Investors Service, Inc., its successors and assigns.

         "Multiemployer Plan" shall mean any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate makes, is making or is obligated to make contributions or has made or been obligated to make contributions.

         "NAIC" shall mean the National Association of Insurance Commissioners and any successor thereto.

         "Notes" shall mean the promissory notes of the Borrower in substantially the form of Exhibit A, together with any amendments, modifications and supplements thereto, substitutions therefor and restatements thereof.

         "Notice of Borrowing" shall have the meaning given to such term in
 Section 2.2(b).

         "Notice of Conversion/Continuation" shall have the meaning given to such term in Section 2.9(b).

         "Obligations" shall mean all principal of and interest (including, to the greatest extent permitted by law, post-petition interest) on the Loans and all fees, expenses, indemnities and other obligations owing, due or payable at any time by the Borrower to the Administrative Agent, any Lender or any other Person entitled thereto, under this Agreement or any of the other Credit Documents.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor thereto.

         "Participant" shall have the meaning given to such term in
Section 10.7(d).

         "Permitted Liens" shall have the meaning given to such term in
Section 7.3.

         "Person" shall mean any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or any other legal entity.

         "Plan" shall mean any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA that is subject to the provisions of Title IV of ERISA (other than a Multiemployer Plan) and to which the Borrower or any ERISA Affiliate may have any liability.

         "Prohibited Transaction" shall mean any transaction described in (i)
Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (ii) Section 4975(c) of the Internal Revenue Code that is not exempt by reason of Section 4975(c)(2) or 4975(d) of the Internal Revenue Code.

         "Quarterly Statement" shall mean, with respect to any Insurance Subsidiary for any fiscal quarter, the quarterly financial statements of such Insurance Subsidiary as required to be filed with the Insurance Regulatory Authority of its jurisdiction of domicile, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith.

         "Register" shall have the meaning given to such term in Section
10.7(b).

         "Regulations D, G, T, U and X" shall mean Regulations D, G, T, U and X, respectively, of the Federal Reserve Board, and any successor regulations.

         "Reportable Event" shall mean (i) any "reportable event" within the meaning of Section 4043(c) of ERISA for which the 30-day notice under Section 4043(a) of ERISA has not been waived by the PBGC (including any failure to meet the minimum funding standard of, or timely make any required installment under,
Section 412 of the Internal Revenue Code or Section 302 of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Internal Revenue Code), (ii) any such "reportable event" subject to advance notice to the PBGC under Section 4043(b)(3) of ERISA, (iii) any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal Revenue Code, and (iv) a cessation of operations described in Section 4062(e) of ERISA.

         "Required Lenders" shall mean (i) at any time prior to the Termination Date, the Lenders having more than sixty-six and two-thirds percent (66-2/3%) of the aggregate Commitments at such time, and (ii) on and after the Termination Date, the Lenders having more than sixty-six and two-thirds percent (66- 2/3%) of the aggregate principal amount of the Loans outstanding at such time (or, if at any time on or after the Termination Date at which no Loans are outstanding, the Lenders having more than sixty-six and two-thirds percent (66-2/3%) of the aggregate Commitments immediately prior to the termination of the Commitments).

         "Requirement of Law" shall mean, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such

Person, and any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Agreement and the other Credit Documents.

         "Reserve Requirement" shall mean, with respect to any Interest Period, the reserve percentage (expressed as a decimal) in effect from time to time during such Interest Period, as provided by the Federal Reserve Board, applied for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) applicable to First Union under Regulation D with respect to "Eurocurrency liabilities" within the meaning of Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding.

         "Significant Subsidiary" shall mean, at the relevant time of determination, any Subsidiary of the Borrower having (after the elimination of intercompany accounts) (i) assets constituting at least 10% of the total assets of the Borrower and its Subsidiaries on a consolidated basis, (ii) revenues constituting at least 10% of the total revenues of the Borrower and its Subsidiaries on a consolidated basis, or (iii) net earnings constituting at least 10% of the total net earnings of the Borrower and its Subsidiaries on a consolidated basis, in each case as determined as of the date of the financial statements of the Borrower and its Subsidiaries most recently delivered under
Section 5.1 prior to such time (or, with regard to determinations at any time prior to the initial delivery of financial statements under Section 5.1, as of the date of the most recent financial statements referred to in Section 4.11(a)).

         "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw- Hill Companies, its successors and assigns.

         "Statutory Accounting Principles" shall mean, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the relevant Insurance Regulatory Authority of its state of domicile, consistently applied and maintained and in conformity with those used in the preparation of the most recent Historical Financial Statements.

         "Subsidiary" shall mean, with respect to any Person, any corporation or other Person of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors, in the case of a corporation, or of the ownership or beneficial interests, in the case of a Person not a corporation, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency). When used without reference to a parent entity, the term "Subsidiary" shall be deemed to refer to a Subsidiary of the Borrower.

         "Terminating Senior Indebtedness" shall mean all indebtedness and other monetary obligations of the Borrower under the Credit Agreement, dated as of August 11, 1994, among the Borrower, the banks named therein, and Compass Bank, as Agent.

         "Termination Date" shall mean the Maturity Date or such earlier date of termination of the Commitments pursuant to Section 2.4 or Section 8.2.

         "Torchmark" shall mean Torchmark Corporation, a Delaware corporation, and its successors and assigns.

         "Type" shall have the meaning given to such term in Section 2.2(a).

         "Unfunded Pension Liability" shall mean, with respect to any Plan or Multiemployer Plan, the excess of its benefit liabilities under Section 4001(a)(16) of ERISA over the current value of its assets, determined in accordance with the applicable assumptions used for funding under Section 412 of the Code for the applicable plan year.

         "VFIC" shall mean Vesta Fire Insurance Corporation, an Alabama corporation.

         "Wholly Owned" shall mean, with respect to any Subsidiary of any Person, that 100% of the outstanding capital stock or other ownership interests of such Subsidiary is owned, directly or indirectly, by such Person.

         1.2.  Accounting Terms. Except as specifically provided otherwise in
               ----------------
this Agreement, all accounting terms used herein that are not specifically defined shall have the meanings customarily given them, and all financial computations hereunder shall be made, in accordance with Generally Accepted Accounting Principles (or, to the extent that such terms apply solely to any Insurance Subsidiary or if otherwise expressly required, Statutory Accounting Principles). Notwithstanding the foregoing, in the event that any changes in Generally Accepted Accounting Principles or Statutory Accounting Principles after the date hereof are required to be applied to the transactions described herein and would affect the computation of the financial covenants contained in Sections 6.1 through 6.4, as applicable, such changes shall be followed only from and after the date this Agreement shall have been amended to take into account any such changes. References to amounts on particular exhibits, schedules, lines, pages and columns of any Annual Statement or Quarterly Statement are based on the format promulgated by the NAIC for the 1995 Annual Statements and Quarterly Statements. In the event such format is changed in future years so that different information is contained in such items or they no longer exist, or if the Annual Statement or Quarterly Statement is replaced by the NAIC or by any Insurance Regulatory Authority after the date hereof such that different forms of financial statements are required to be furnished by the Insurance Subsidiaries in lieu thereof, such references shall be to information consistent with that reported in the referenced item in the 1995 Annual Statements or Quarterly Statements, as the case may be.

         1.3.  Other Terms; Construction. Unless otherwise specified or unless
               -------------------------
the context otherwise requires, all references herein to sections, annexes, schedules and exhibits are references to sections, annexes, schedules and exhibits in and to this Agreement, and all terms defined in this Agreement shall have the defined meanings when used in any other Credit Document or any certificate or other document made or delivered pursuant hereto.

                                  ARTICLE II

                         AMOUNT AND TERMS OF THE LOANS

         2.1.  Commitments; Loans.  Each Lender severally agrees, subject
               ------------------
to and on the terms and conditions of this Agreement, to make loans (each, a "Loan," and collectively, the "Loans") to the

Borrower, from time to time on any Business Day during the period from and including the Closing Date to but not including the Termination Date, in an aggregate principal amount at any time outstanding not exceeding its Commitment at such time, provided that no Borrowing shall be made if, immediately after giving effect thereto, the aggregate principal amount of Loans outstanding at such time would exceed the aggregate Commitments at such time. Subject to and on the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Loans.

         2.2.  Borrowings. (a) The Loans shall, at the option of the Borrower
               ----------
and subject to the terms and conditions of this Agreement, be either Base Rate Loans or LIBOR Loans (each, a "Type" of Loan), provided that (i) all Loans comprising the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type, and (ii) notwithstanding any other provision of this Agreement, all Loans made prior to the third (3rd) Business Day after the Closing Date shall be made initially as Base Rate Loans.

         (b) In order to make a Borrowing (other than Borrowings involving continuations or conversions of outstanding Loans, which shall be made pursuant to Section 2.9), the Borrower will give the Administrative Agent written notice not later than 11:00 a.m., Charlotte time, three (3) Business Days prior to each Borrowing to be comprised of LIBOR Loans and one (1) Business Day prior to each Borrowing to be comprised of Base Rate Loans; provided, however, that a request for a Borrowing of Base Rate Loans to be made on the Closing Date may, at the discretion of the Administrative Agent, be given later than the time specified therefor as set forth hereinabove. Each such notice (each, a "Notice of Borrowing") shall be irrevocable, shall be given in the form of Exhibit B-1 and shall specify (a) the aggregate principal amount and initial Type of the Loans to be made pursuant to such Borrowing, (b) in the case of a Borrowing of LIBOR Loans, the initial Interest Period to be applicable thereto, and (c) the requested Borrowing Date, which shall be a Business Day. Notwithstanding anything to the contrary contained herein:

                   (i) the aggregate principal amount of each Borrowing comprised of Base Rate Loans shall not be less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof (or, if less, in the amount of the Aggregate Unutilized Commitments), and the aggregate principal amount of each Borrowing comprised of LIBOR Loans shall not be less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof;

                   (ii) if the Borrower shall have failed to designate the Type of Loans comprising a Borrowing, the Borrower shall be deemed to have requested a Borrowing comprised of Base Rate Loans; and

                   (iii) if the Borrower shall have failed to select the duration of the Interest Period to be applicable to any Borrowing of LIBOR Loans, then the Borrower shall be deemed to have selected an Interest Period with a duration of one month.

         (c) Upon its receipt of a Notice of Borrowing, the Administrative Agent will promptly notify each Lender of the proposed Borrowing. Not later than 1:00 p.m., Charlotte time, on the requested Borrowing Date, each Lender will make available to the Administrative Agent at its office referred to in Section
10.5 (or at such other location as the Administrative Agent may designate) an amount, in Dollars and in immediately available funds, equal to the amount of the Loan to be made by such Lender. To the extent the Lenders have made such amounts available to the Administrative Agent as provided hereinabove, the Administrative Agent will make the aggregate of such amounts available to the Borrower in accordance with subsection (d) below and in like funds as received by the Administrative Agent.

         (d) The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of each Borrowing in accordance with the terms of any written instructions from any of the Authorized Officers, provided that the
                                                          --------
Administrative Agent shall not be obligated under any circumstances to forward amounts to any account not listed in an Account Designation Letter. The Borrower may at any time deliver to the Administrative Agent an Account Designation Letter listing any additional accounts or deleting any accounts listed in a previous Account Designation Letter.

         (e) Unless the Administrative Agent has received, prior to 1:00 p.m., Charlotte time, on the relevant Borrowing Date, written notice from a Lender that such Lender will not make available to the Administrative Agent such Lender's ratable portion, if any, of the relevant Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent in immediately available funds on such Borrowing Date in accordance with subsection (c) above, and the Administrative Agent may, in reliance upon such assumption, but shall not be obligated to, make a corresponding amount available to the Borrower on such Borrowing Date. If and to the extent that such Lender shall not have made such portion available to the Administrative Agent, and the Administrative Agent shall have made such corresponding amount available to the Borrower, such Lender, on the one hand, and the Borrower, on the other, severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, (i) in the case of such Lender, at the Federal Funds Rate, and (ii) in the case of the Borrower, at the rate of interest applicable at such time to Loans comprising such Borrowing, as determined under the provisions of Section 2.6. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. The failure of any Lender to make any Loan required to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan as part of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender as part of any Borrowing.

         (f) Each Lender may, at its option, make and maintain any Loan at, to or for the account of any of its Lending Offices, provided that any exercise of
                                                  --------
such option shall not affect the obligation of the Borrower to repay such Loan to or for the account of such Lender in accordance with the terms of this Agreement.

         2.3.  Notes.  (a)  The Loans made by each Lender shall be evidenced
               -----
by a Note appropriately completed in substantially the form of Exhibit A.

         (b) Each Note issued to a Lender shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender, (iii) be dated as of the Closing Date, (iv) be in a stated principal amount equal to such Lender's Commitment, (v) bear interest in accordance with the provisions of Section 2.6, as the same may be applicable to the Loans made by such Lender from time to time, and (vi) be entitled to all of the benefits of this Agreement and the other Credit Documents and subject to the provisions hereof and thereof.

         (c) Each Lender will record on its internal records the amount of each Loan made by it and each payment received by it in respect thereof and will, in the event of any transfer of any of its Notes, either endorse on the reverse side thereof or on a schedule attached thereto (or any continuation thereof) the outstanding principal amount of the Loans evidenced thereby as of the date of transfer or provide such information on a schedule to the Assignment and Acceptance relating to such transfer; provided, however, that the failure of any Lender to make any such recordation or provide any such information, or any error therein, shall not affect the Borrower's obligations under this Agreement or the Notes.

         2.4.  Termination and Reduction of Commitments. (a) The Commitments
               ----------------------------------------
shall be automatically and permanently terminated on the Maturity Date unless sooner terminated pursuant to subsection (b) below or Section 8.2.

         (b) At any time and from time to time after the date hereof, upon not less than five (5) Business Days' prior written notice to the Administrative Agent, the Borrower may terminate in whole or reduce in part the Aggregate Unutilized Commitments, provided that any such partial reduction shall be in an
                        --------
aggregate amount of not less than $10,000,000 or, if greater, an integral multiple thereof. The amount of any termination or reduction made under this subsection (b) may not thereafter be reinstated. Each reduction of the Commitments pursuant to this subsection (b) shall be applied ratably among the Lenders according to their respective Commitments.

         2.5.  Mandatory and Voluntary Payments and Prepayments. (a)  Except
               ------------------------------------------------
to the extent due or made sooner pursuant to the provisions of this Agreement, the Borrower will repay the aggregate outstanding principal amount of the Loans in full on the Maturity Date.

         (b) In the event that, at any time, the aggregate principal amount of Loans outstanding at such time shall exceed the aggregate Commitments at such time (after giving effect to any concurrent termination or reduction thereof), the Borrower will immediately prepay the outstanding principal amount of the Loans in the amount of such excess. Each prepayment of the Loans made pursuant to this subsection (b) shall be applied ratably among the Lenders in proportion to the principal amount of the Loans held by each.

         (c) At any time and from time to time, the Borrower shall have the right to prepay the Loans, in whole or in part, without premium or penalty (except as provided in clause (iii) below), upon written notice to the Administrative Agent given not later than 11:00 a.m., Charlotte time, three (3) Business Days prior to each intended prepayment of LIBOR Loans and one (1) Business Day prior to each intended prepayment of Base Rate Loans, provided that
                                                                   --------
(i) each partial prepayment shall be in an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof, (ii) no partial prepayment of LIBOR Loans made pursuant to any single Borrowing shall reduce the aggregate outstanding principal amount of the remaining LIBOR Loans under such Borrowing to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, and
(iii) unless made together with all amounts required under Section 2.16 to be paid as a consequence of such prepayment, a prepayment of a LIBOR Loan may be made only on the last day of the Interest Period applicable thereto. Each such notice shall specify the proposed date of such prepayment and the aggregate principal amount and the Types of the Loans to be prepaid (and, in the case of LIBOR Loans, the Interest Period of the Borrowing pursuant to which made) and shall be irrevocable and shall bind the Borrower to make such prepayment on the terms specified therein. Amounts prepaid pursuant to this subsection (c) may be reborrowed, subject to the terms and conditions of this Agreement.

         (d) Each payment or prepayment of a LIBOR Loan made pursuant to the provisions of this Section 2.5 on a day other than the last day of the Interest Period applicable thereto shall be made together with all amounts required under
Section 2.16 to be paid as a consequence thereof.

         2.6.  Interest. (a) The Borrower will pay interest in respect of the
               --------
unpaid principal amount of each Loan, from the date of Borrowing thereof until such principal amount shall be paid in full, (i) at the Base Rate, as in effect from time to time during such periods as such Loan is a Base Rate Loan, and (ii) at the Adjusted LIBOR Rate, as in effect from time to time during such periods as such Loan is a LIBOR Loan.

         (b) Any principal amounts of the Loans not paid when due and, to the greatest extent permitted by law, all interest accrued on the Loans and all other fees and amounts hereunder not paid when due (whether at maturity, pursuant to acceleration or otherwise), shall bear interest at a rate per annum equal to the interest rate applicable from time to time thereafter to such Loans (whether the Base Rate or the Adjusted LIBOR Rate) plus 2% (or, in the case of fees and other amounts, at the Base Rate plus 2%), and, in each case, such default interest shall be payable on demand. To the greatest extent permitted by law, interest shall continue to accrue after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any law pertaining to insolvency or debtor relief.

         (c) Accrued (and theretofore unpaid) interest shall be payable as follows:

                   (i) in respect of each Base Rate Loan (including any Base Rate Loan or portion thereof paid or prepaid pursuant to the provisions of Section 2.5, except as provided hereinbelow), in arrears on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date; provided, that in the event the Loans are repaid or prepaid in full and the Commitments have been terminated, then accrued interest in respect of all Base Rate Loans shall be payable together with such repayment or prepayment on the date thereof;

                   (ii) in respect of each LIBOR Loan (including any LIBOR Loan or portion thereof paid or prepaid pursuant to the provisions of
         Section 2.5, except as provided hereinbelow), in arrears on the last Business Day of the Interest Period applicable thereto (subject to the provisions of clause (iv) in Section 2.8); provided, that in the event
                                                    --------
         all LIBOR Loans made pursuant to a single Borrowing are repaid or prepaid in full, then accrued interest in respect of such LIBOR Loans shall be payable together with such repayment or prepayment on the date thereof; and

                   (iii) in respect of any Loan, at maturity (whether pursuant to acceleration or otherwise) and, after maturity, on demand.

         (d) Nothing contained in this Agreement or in any other Credit Document shall be deemed to establish or require the payment of interest to any Lender at a rate in excess of the maximum rate permitted by applicable law. If the amount of interest payable for the account of any Lender on any interest payment date would exceed the maximum amount permitted by applicable law to be charged by such Lender, the amount of interest payable for its account on such interest payment date shall be automatically reduced to such maximum permissible amount. In the event of any such reduction affecting any Lender, if from time to time thereafter the amount of interest payable for the account of such Lender on any interest payment date would be less than the maximum amount permitted by applicable law to be charged by such Lender, then the amount of interest payable for its account on such subsequent interest payment date shall be automatically increased to such maximum permissible amount, provided that at no time shall the aggregate amount by which interest paid for the account of any Lender has been increased pursuant to this sentence exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to the previous sentence.

         (e) The Administrative Agent shall promptly notify the Borrower and the Lenders upon determining the interest rate for each Borrowing of LIBOR Loans after its receipt of the relevant Notice of Borrowing or Notice of Conversion/Continuation; provided, however, that the failure of the
                         --------  -------
Administrative Agent to provide the Borrower or the Lenders with any such notice shall neither affect any obligations of the Borrower or the Lenders hereunder nor result in any liability on the part of the Administrative Agent to the Borrower or any Lender. Each such determination (including each determination of the Reserve Requirement) shall, absent manifest error, be conclusive and binding on all parties hereto.

         2.7.  Fees.  The Borrower agrees to pay:
               ----

         (a) To the Administrative Agent, for the account of each Lender, a facility fee for the period from the date of this Agreement to the Termination Date, at a per annum rate equal to the applicable Margin Percentage on the average daily Commitment of such Lender (whether or not used), payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date, and (ii) on the Termination Date; and

         (b) To the Administrative Agent, for its own account, the annual administrative fee described in the Fee Letter, on the terms, in the amount and at the times set forth therein.

         2.8.  Interest Periods. Concurrently with the giving of a Notice of
               ----------------
Borrowing or Notice of Conversion/Continuation in respect of any Borrowing comprised of LIBOR Loans, the Borrower shall have the right to elect, pursuant to such notice, the interest period (each, an "Interest Period") to be applicable to such LIBOR Loans, which Interest Period shall, at the option of the Borrower, be a one, two or three-month period; provided, however, that:
                                                   --------  -------

                   (i) all LIBOR Loans comprising a single Borrowing shall at all times have the same Interest Period;

                   (ii) the initial Interest Period for any LIBOR Loan shall commence on the date of the Borrowing of such LIBOR Loan (including the date of any continuation of, or conversion into, such LIBOR Loan), and each successive Interest Period applicable to such LIBOR Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                   (iii) LIBOR Loans may not be outstanding under more than five (5) separate Interest Periods at any one time (for which purpose Interest Periods shall be deemed to be separate even if they are coterminous);

                   (iv) if any Interest Period otherwise would expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall expire on the next preceding Business Day;

                   (v) the Borrower may not select any Interest Period that begins prior to the Closing Date or that expires after the Maturity Date;

                   (vi) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period would otherwise expire, such Interest Period shall expire on the last Business Day of such calendar month; and

                  (vii) if, upon the expiration of any Interest Period applicable to a Borrowing of LIBOR Loans, the Borrower shall have failed to elect a new Interest Period to be applicable to such LIBOR Loans, then the Borrower shall be deemed to have elected to convert such LIBOR Loans into Base Rate Loans as of the expiration of the then current Interest Period applicable thereto.

         2.9.  Conversions and Continuations. (a) The Borrower shall have the
               -----------------------------
right, on any Business Day occurring on or after the third (3rd) Business Day after the Closing Date, to elect (i) to convert all or a portion of the outstanding principal amount of any Base Rate Loans into LIBOR Loans, or to convert any LIBOR Loans the Interest Periods for which end on the same day into Base Rate Loans, or (ii) to continue all or a portion of the outstanding principal amount of any LIBOR Loans the Interest Periods for which end on the same day for an additional Interest Period, provided that (x) any such
                                            --------
conversion of LIBOR Loans into Base Rate Loans shall involve an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof; any such conversion of Base Rate Loans into, or continuation of, LIBOR Loans shall involve an aggregate principal amount of not less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof; and no partial conversion of LIBOR Loans made pursuant to a single Borrowing shall reduce the outstanding principal amount of such LIBOR Loans to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, (y) except as otherwise provided in Section 2.14(d), LIBOR Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto (and, in any event, if a LIBOR Loan is converted into a Base Rate Loan on any day other than the last day of the Interest Period applicable thereto, the Borrower will pay, upon such conversion, all amounts required under Section 2.16 to be paid as a consequence thereof) and (z) no conversion of Base Rate Loans into LIBOR Loans or continuation of LIBOR Loans shall be permitted during the continuance of a Default or Event of Default.

         (b) The Borrower shall make each such election by giving the Administrative Agent written notice not later than 11:00 a.m., Charlotte time, three (3) Business Days prior to the intended effective date of any conversion of Base Rate Loans into, or continuation of, LIBOR Loans and one (1) Business Day prior to the intended effective date of any conversion of LIBOR Loans into Base Rate Loans. Each such notice (each, a "Notice of Conversion/Continuation") shall be irrevocable, shall be given in the form of Exhibit B-2 and shall specify (x) the date of such conversion or continuation (which shall be a Business Day), (y) in the case of a conversion into, or a continuation of, LIBOR Loans, the Interest Period to be applicable thereto, and (z) the aggregate amount and Type of the Loans being converted or continued. Upon the receipt of a Notice of Conversion/Continuation, the Administrative Agent will promptly notify each Lender of the proposed conversion or continuation. In the event that the Borrower shall fail to deliver a Notice of Conversion/Continuation as provided herein with respect to any outstanding LIBOR Loans, such LIBOR Loans shall automatically be converted to Base Rate Loans upon the expiration of the then current Interest Period applicable thereto (unless repaid pursuant to the terms hereof).

         2.10. Method of Payments; Computations. (a) All payments by the
               ------------------
Borrower hereunder shall be made without setoff, counterclaim or other defense, in Dollars and in immediately available funds to the Administrative Agent, for the account of the Lenders (except as otherwise expressly provided herein as to payments required to be made directly to the Lenders) at its office referred to in Section 10.5, prior to 12:00 noon, Charlotte time, on the date payment is due. Any payment made as required hereinabove, but after 12:00 noon, Charlotte time, shall be deemed to have been made on the next succeeding Business Day. If any payment falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day (except that in the case of LIBOR Loans to which the proviso of clause (iv) in Section 2.8 is applicable, such due date shall be the next preceding Business Day), and such extension of time shall then be included in the computation of payment of interest, fees or other applicable amounts.

         (b) The Administrative Agent will distribute to the Lenders like amounts relating to payments made to the Administrative Agent for the account of the Lenders as follows: (i) if the payment is received by 12:00 noon, Charlotte time, in immediately available funds, the Administrative Agent will make available to each relevant Lender on the same date, by wire transfer of immediately available funds, such Lender's ratable share of such payment (based on the percentage that the amount of the relevant payment owing to such Lender bears to the total amount of such payment owing to all of the relevant Lenders), and (ii) if such payment is received after 12:00 noon, Charlotte time, or in other than immediately available funds, the Administrative Agent will make available to each such Lender its ratable share of such payment by wire transfer of immediately available funds on the next succeeding Business Day (or in the case of uncollected funds, as soon as practicable after collected). If the Administrative Agent shall not have made a required distribution to the appropriate Lenders as required hereinabove after receiving a payment for the account of such Lenders, the Administrative Agent will pay to each such Lender, on demand, its ratable share of such payment with interest thereon at the Federal Funds Rate for each day from the date such amount was required to be disbursed by the Administrative Agent until the date repaid to such Lender.

         (c) Unless the Administrative Agent shall have received written notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that such payment will not be made in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date, and the Administrative Agent may, in reliance on such assumption, but shall not be obligated to, cause to be distributed to such Lender on such due date an amount equal to the amount then due to such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, and without limiting the obligation of the Borrower to make such payment in accordance with the terms hereof, such Lender shall repay to the Administrative Agent forthwith on demand such amount so distributed to such Lender, together with interest thereon for each day from the date such amount is so distributed to such Lender until the date repaid to the Administrative Agent, at the Federal Funds Rate.

         (d) Each Lender for whose account any payment is to be made hereunder may, but shall not be obligated to, debit the amount of any such payment not made as and when required hereunder to any ordinary deposit account of the Borrower with such Lender (with prompt notice to the Administrative Agent and the Borrower); provided, however, that the failure to give such notice shall not
               --------  -------
affect the validity of such debit by such Lender.

         (e) With respect to each payment hereunder, except as specifically provided otherwise herein or in any of the other Credit Documents, the Borrower may designate by written notice to the

Administrative Agent prior to or concurrently with such payment the specific Loans or other Obligations that are to be paid, repaid or prepaid, provided that
(i) unless made together with all amounts required under Section 2.16 to be paid as a consequence thereof, a prepayment of a LIBOR Loan may be made only on the last day of the Interest Period applicable thereto, and (ii) each payment on account of any Obligations to or for the account of any one or more Lenders shall be apportioned ratably among such Lenders in proportion to the amounts of such Obligations owed to them respectively. In the absence of any such designation by the Borrower, or if an Event of Default has occurred and is continuing, the Administrative Agent shall make such designation in its sole discretion or as the Required Lenders may direct, subject to the foregoing and to the other provisions of this Agreement.

         (f) All computations of interest and fees hereunder (including computations of the Reserve Requirement) shall be made on the basis of a year consisting of 360 days and the actual number of days (including the first day, but excluding the last day) elapsed.

         2.11. Recovery of Payments. (a) The Borrower agrees that to the extent
               --------------------
the Borrower makes a payment or payments to or for the account of the Administrative Agent or any Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligation intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received.

         (b) If any amounts distributed by the Administrative Agent to any Lender are subsequently returned or repaid by the Administrative Agent to the Borrower or its representative or successor in interest, whether by court order or by settlement approved by the Lender in question, such Lender will, promptly upon receipt of notice thereof from the Administrative Agent, pay the Administrative Agent such amount. If any such amounts are recovered by the Administrative Agent from the Borrower or its representative or successor in interest, the Administrative Agent will redistribute such amounts to the Lenders on the same basis as such amounts were originally distributed.

         2.12. Use of Proceeds. The proceeds of the Loans shall be used solely
               ---------------
(i) to repay the Terminating Senior Indebtedness in full, (ii) to pay or reimburse reasonable transaction fees and expenses in connection with the transactions described in clause (i) above and the consummation of the transactions contemplated hereby, and (iii) for working capital and general corporate purposes (including to bridge receivables from insurers and to provide bridge financing for acquisitions).

         2.13. Pro Rata Treatment; Sharing of Payments. (a) All fundings,
               ---------------------------------------
continuations and conversions of Loans shall be made by the Lenders pro rata on the basis of their respective Commitments (in the case of the initial funding of Loans pursuant to Section 2.2) or Loans (in the case of continuations and conversions of outstanding Loans pursuant to Section 2.9), as applicable from time to time.

         (b) Each Lender agrees that if it shall receive any amount hereunder (whether by voluntary payment, realization upon security, exercise of the right of setoff or banker's lien, counterclaim or cross action, or otherwise, other than pursuant to Section 10.7) applicable to the payment of any of the Obligations that exceeds its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to
(ii) the aggregate amount of such Obligations due and payable to all Lenders at such time) of payments on account of such Obligations then or therewith obtained by all the Lenders to which such payments are required to have been made, such

Lender shall forthwith purchase from the other Lenders such participations in such Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided,
                                                                --------
however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each such other Lender shall be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery, together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to the provisions of this subsection may, to the fullest extent permitted by law, exercise any and all rights of payment (including, without limitation, setoff, banker's lien or counterclaim) with respect to such participation as fully as if such participant were a direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or similar law, any Lender receives a secured claim in lieu of a setoff to which this subsection applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this subsection to share in the benefits of any recovery on such secured claim.

         2.14. Increased Costs; Change in Circumstances; Illegality; etc. (a)
               ---------------------------------------------------------
If, at any time after the date hereof and from time to time, the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law), shall (i) subject such Lender to any tax or other charge, or change the basis of taxation of payments to such Lender, in respect of any of its LIBOR Loans or any other amounts payable hereunder or its obligation to make, fund or maintain any LIBOR Loans (other than any change in the rate or basis of tax on the overall net income of such Lender or its applicable Lending Office), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement (other than as a result of any change in the Reserve Requirement) against assets of, deposits with or for the account of, or credit extended by, such Lender or its applicable Lending Office, or (iii) impose on such Lender or its applicable Lending Office any other condition affecting its LIBOR Loans, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loans or to reduce the amount of any sum received or receivable by such Lender hereunder, the Borrower will, promptly upon demand therefor by such Lender, pay to such Lender such additional amounts as shall compensate such Lender for such increase in costs or reduction in return.

         (b) If, at any time after the date hereof and from time to time, any Lender shall have reasonably determined that the introduction of or any change in any applicable law, rule or regulation regarding capital adequacy or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect, as a consequence of such Lender's Commitment or Loans hereunder, of reducing the rate of return on the capital of such Lender or any Person controlling such Lender to a level below that which such Lender or controlling Person could have achieved but for such introduction, change or compliance (taking into account such Lender's or controlling Person's policies with respect to capital adequacy), the Borrower will, promptly upon demand therefor by such Lender therefor, pay to such Lender such additional amounts as will compensate such Lender or controlling Person for such reduction in return.

         (c) If, on or prior to the first day of any Interest Period, (y) the Administrative Agent shall have determined that adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate for such Interest Period or
(z) the Administrative Agent shall have received written notice from the Required Lenders of their determination that the rate of interest referred to in the definition of "LIBOR Rate" upon the basis of which the Adjusted LIBOR Rate for LIBOR Loans for such Interest Period is to be determined will not adequately and fairly reflect the cost to such Lenders of making or maintaining LIBOR Loans during such Interest Period, the Administrative Agent will forthwith so notify the Borrower and the Lenders. Upon such notice, (i) all then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Periods applicable thereto (unless then repaid in full), be converted into Base Rate Loans, (ii) the obligation of the Lenders to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to the Borrowing to which such Interest Period applies), and (iii) any Notice of Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall be deemed to be a request for Base Rate Loans, in each case until the Administrative Agent or the Required Lenders, as the case may be, shall have determined that the circumstances giving rise to such suspension no longer exist (and the Required Lenders, if making such determination, shall have so notified the Administrative Agent), and the Administrative Agent shall have so notified the Borrower and the Lenders.

         (d) Notwithstanding any other provision in this Agreement, if, at any time after the date hereof and from time to time, any Lender shall have determined in good faith that the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect of making it unlawful for such Lender to make or to continue to make or maintain LIBOR Loans, such Lender will forthwith so notify the Administrative Agent and the Borrower. Upon such notice, (i) each of such Lender's then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Period applicable thereto (or, to the extent any such LIBOR Loan may not lawfully be maintained as a LIBOR Loan until such expiration date, upon such notice), be converted into a Base Rate Loan, (ii) the obligation of such Lender to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to any Borrowing for which the Administrative Agent has received a Notice of Borrowing but for which the Borrowing Date has not arrived), and (iii) any Notice of Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall, as to such Lender, be deemed to be a request for a Base Rate Loan, in each case until such Lender shall have determined that the circumstances giving rise to such suspension no longer exist and shall have so notified the Administrative Agent, and the Administrative Agent shall have so notified the Borrower.

         (e) Determinations by the Administrative Agent or any Lender for purposes of this Section 2.14 of any increased costs, reduction in return, market contingencies, illegality or any other matter shall, absent manifest error, be conclusive, provided that such determinations are made in good faith.
                      --------
No failure by the Administrative Agent or any Lender at any time to demand payment of any amounts payable under this Section 2.14 shall constitute a waiver of its right to demand payment of any additional amounts arising at any subsequent time. Nothing in this Section 2.14 shall require or be construed to require the Borrower to pay any interest, fees, costs or other amounts in excess of that permitted by applicable law.

         2.15. Taxes.  (a)  Any and all payments by the Borrower hereunder
               -----
or under any Note shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, other than net income and franchise taxes imposed on the Administrative Agent or any Lender by the United States or by the jurisdiction under the laws of which the Administrative Agent or such Lender, as the case may be, is organized or in which its principal office or (in the case of a Lender) its applicable Lending Office is located, or any political subdivision or taxing authority thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to the Administrative Agent or any Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15), the Administrative Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower will make such deductions, (iii) the Borrower will pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower will deliver to the Administrative Agent or such Lender, as the case may be, evidence of such payment.

         (b) The Borrower will indemnify the Administrative Agent and each Lender for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 2.15) paid by the Administrative Agent or such Lender, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Administrative Agent or such Lender, as the case may be, makes written demand therefor.

         (c) Each of the Administrative Agent and the Lenders agrees that if it subsequently recovers, or receives a permanent net tax benefit with respect to, any amount of Taxes (i) previously paid by it and as to which it has been indemnified by or on behalf of the Borrower or (ii) previously deducted by the Borrower (including, without limitation, any Taxes deducted from any additional sums payable under clause (i) of subsection (a) above), the Administrative Agent or such Lender, as the case may be, shall reimburse the Borrower to the extent of the amount of any such recovery or permanent net tax benefit (but only to the extent of indemnity payments made, or additional amounts paid, by or on behalf of the Borrower under this Section 2.15 with respect to the Taxes giving rise to such recovery or tax benefit); provided, however, that the Borrower, upon the
                               --------  -------
request of the Administrative Agent or such Lender, agrees to repay to the Administrative Agent or such Lender, as the case may be, the amount paid over to the Borrower (together with any penalties, interest or other charges), in the event the Administrative Agent or such Lender is required to repay such amount to the relevant taxing authority or other Governmental Authority. The determination by the Administrative Agent or any Lender of the amount of any such recovery or permanent net tax benefit shall, in the absence of manifest error, be conclusive and binding.

         (d) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Internal Revenue Code, and such Lender claims exemption from United States withholding tax under Section 1441 or 1442 of the Internal Revenue Code, such Lender will deliver to each of the Administrative Agent and the Borrower, on or prior to the date of any payment by the Borrower to such Lender under this Agreement or the Notes, a properly completed Internal Revenue Service Form 4224 or 1001, as applicable (or successor forms), certifying that such Lender is entitled to an exemption from or a reduction of withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, together with a properly completed

Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each such Lender further agrees to deliver to each of the Administrative Agent and the Borrower an additional copy of each such relevant form on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, in each case certifying that such Lender is entitled to an exemption from or a reduction of withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required, which event renders all such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Administrative Agent and the Borrower that it is not entitled to receive payments without deduction or withholding of United States federal income taxes. Each such Lender will promptly notify the Administrative Agent and the Borrower of any changes in circumstances that would modify or render invalid any claimed exemption or reduction.

         (e) If any Lender is entitled to a reduction in (and not a complete exemption from) the applicable withholding tax, the Borrower and the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If any of the forms or other documentation required under subsection (d) above are not delivered to the Administrative Agent as therein required, then the Borrower and the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         2.16. Compensation. The Borrower will compensate each Lender upon
               ------------
demand for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain LIBOR Loans) that such Lender may incur or sustain (i) if for any reason (other than a default by such Lender) a borrowing or continuation of, or conversion into, a LIBOR Loan does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, (ii) if any repayment, prepayment or conversion of any LIBOR Loan occurs on a date other than the last day of an Interest Period applicable thereto (including as a consequence of acceleration of the maturity of the Loans pursuant to Section 8.2), (iii) if any prepayment of any LIBOR Loan is not made on any date specified in a notice of prepayment given by the Borrower or (iv) as a consequence of any other failure by the Borrower to make any payments with respect to any LIBOR Loan when due hereunder. Calculation of all amounts payable to a Lender under this Section
2.16 shall be made as though such Lender had actually funded its relevant LIBOR Loan through the purchase of a Eurodollar deposit bearing interest at the LIBOR Rate in an amount equal to the amount of such LIBOR Loan, having a maturity comparable to the relevant Interest Period; provided, however, that each Lender
                                            --------  -------
may fund its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section
2.16. Determinations by any Lender for purposes of this Section 2.16 of any such losses, expenses or liabilities shall, absent manifest error, be conclusive, provided that such determinations are made in good faith.
--------

                                   ARTICLE III

                             CONDITIONS OF BORROWING

         3.1. Conditions of Initial Loans. The obligation of each Lender to make
              ---------------------------
Loans in connection with the initial Borrowing hereunder is subject to the satisfaction of the following conditions precedent (provided that in no event
                                                    --------
shall the Lenders be obligated to make any Loans hereunder if the initial Borrowing does not occur on or prior to September 30, 1996):

         (a) The Administrative Agent shall have received the following, each dated as of the Closing Date (unless otherwise specified) and, except for the Notes, in sufficient copies for each Lender:

                (i) a Note for each Lender that is a party hereto as of the Closing Date, in the amount of such Lender's Commitment and duly completed and executed by the Borrower;

                (ii) a certificate, signed by the chief executive officer, vice president - finance or treasurer of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying that (A) all representations and warranties of the Borrower contained in this Agreement and the other Credit Documents are true and correct as of the Closing Date, both immediately before and after giving effect to the initial Loans hereunder and the application of the proceeds thereof,
         (B) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the initial Loans hereunder and the application of the proceeds thereof, (C) there are no insurance regulatory proceedings pending or, to such individual's knowledge, threatened against any of the Insurance Subsidiaries in any jurisdiction that, if adversely determined, would be reasonably likely to have a Material Adverse Effect, and (D) both immediately before and after giving effect to the consummation of the transactions contemplated by this Agreement, no Material Adverse Change has occurred since December 31, 1995, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change;

                (iii) a certificate of the secretary or an assistant secretary of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and all amendments thereto of the Borrower, certified as of a recent date by the Secretary of State of Delaware, and that the same has not been amended since the date of such certification, (B) that attached thereto is a true and complete copy of the bylaws of the Borrower, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (C) below were adopted to and including the date of such certificate, and (C) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of the Borrower authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, and as to the incumbency and genuineness of the signature of each officer of the Borrower executing this Agreement or any of the other Credit Documents, and attaching all such copies of the documents described above; and

                (iv) a favorable opinion of Donald W. Thornton, general counsel to the Borrower, addressed to the Administrative Agent and the Lenders, in substantially the form of Exhibit E and addressing such other matters as the Administrative Agent or any Lender may reasonably request.

         (b) The Administrative Agent shall have received (i) a certificate as of a recent date of the good standing of each of the Borrower and its Subsidiaries (other than Liberty National Reinsurance Company, Ltd.) under the laws of its jurisdiction of organization, from the Secretary of State (or comparable Governmental Authority) of such jurisdiction, (ii) a certificate as of a recent date of the qualification of the Borrower to conduct business as a foreign corporation, from the Secretary of State of Alabama, (iii) a certificate as of a recent date of the good standing of the Borrower, from the Department of Revenue of the State of Alabama, (iv) as to each Insurance Subsidiary (other than Liberty National Reinsurance Company, Ltd.), a certificate of compliance as of a recent date, issued by the Insurance Regulatory Authority of its jurisdiction of domicile, and (v) to the extent not covered under clause (iv) above, and to the extent applicable to each Insurance Subsidiary, certificates of compliance as of a recent date, issued by the Insurance Regulatory Authorities of the States of Alabama, Hawaii and Texas.

         (c) All legal matters, documentation and corporate or other proceedings incident to the transactions contemplated hereby shall be reasonably acceptable to the Administrative Agent; all approvals, permits and consents of any Governmental Authorities (including, without limitation, all relevant Insurance Regulatory Authorities) or other Persons required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been obtained (without the imposition of conditions that are not reasonably acceptable to the Administrative Agent), and all related filings, if any, shall have been made, and all such approvals, permits, consents and filings shall be in full force and effect and the Administrative Agent shall have received such copies thereof as it shall have requested; all applicable waiting periods shall have expired without any adverse action being taken by any Governmental Authority having jurisdiction; and no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before, and no order, injunction or decree shall have been entered by, any court or other Governmental Authority, in each case to enjoin, restrain or prohibit, to obtain substantial damages in respect of, or that is otherwise related to or arises out of, this Agreement or the consummation of the transactions contemplated hereby, or that, in the opinion of the Administrative Agent, would otherwise be reasonably likely to have a Material Adverse Effect.

         (d) Since December 31, 1995, both immediately before and after giving effect to the consummation of the transactions contemplated by this Agreement, there shall not have occurred any Material Adverse Change or any event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

         (e) The Borrower shall have paid (i) to the Administrative Agent, the initial payment of the annual administrative fee described in the Fee Letter, and (ii) all other fees and expenses of the Administrative Agent and the Lenders required hereunder or under any other Credit Document to be paid on or prior to the Closing Date (including fees and expenses of counsel) in connection with this Agreement and the transactions contemplated hereby.

         (f) The Administrative Agent shall have received evidence satisfactory to it that, concurrently with the making of the initial Loans hereunder, all principal, interest and other amounts outstanding with respect to the Terminating Senior Indebtedness shall be repaid and satisfied in full and all commitments to extend credit under the agreements and instruments relating thereto shall be terminated.

         (g) There shall not have occurred and be continuing any event or condition in the United States financial and capital markets that could reasonably be expected to have a material adverse effect on the primary syndication of the revolving credit facility provided for hereunder.

         (h) The Administrative Agent shall have received an Account Designation Letter, together with written instructions from an Authorized Officer of the Borrower, including wire transfer information, directing the payment of the proceeds of the initial Loans to be made hereunder.

         (i) The Administrative Agent and each Lender shall have received such other documents, certificates, opinions and instruments as it shall have reasonably requested.

         3.2. Conditions to All Loans.  The obligation of each Lender to
              -----------------------
make any Loans hereunder, including the initial Loans, is subject to the satisfaction of the following conditions precedent on the relevant Borrowing
Date:

         (a) The Administrative Agent shall have received a Notice of Borrowing in accordance with Section 2.2(b);

         (b) Each of the representations and warranties contained in Article IV and in the other Credit Documents shall be true and correct on and as of the Closing Date (in the case of the initial Loans made hereunder) and as of any such later Borrowing Date (in the case of all subsequent Loans) with the same effect as if made on and as of such date, both immediately before and after giving effect to the Loans to be made on such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); and

         (c) No Default or Event of Default shall have occurred and be continuing on such date, both immediately before and after giving effect to the Loans to be made on such date.

         Each giving of a Notice of Borrowing, and the consummation of each Borrowing, shall be deemed to constitute a representation by the Borrower that the statements contained in subsections (b) and (c) above are true, both as of the date of such notice or request and as of the relevant Borrowing Date.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to extend the credit contemplated hereby, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

         4.1. Corporate Organization and Power. Each of the Borrower and its
              --------------------------------
Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the full corporate power and authority to execute, deliver and perform the Credit Documents to which it is or will be a party, to own and hold its property and to engage in its business as presently conducted, and (iii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified.

         4.2. Authorization; Enforceability. The Borrower has taken all
              -----------------------------
necessary corporate action to execute, deliver and perform each of the Credit Documents to which it is or will be a party, and has, or on the Closing Date (or any later date of execution and delivery) will have, validly executed and delivered each of the Credit Documents to which it is or will be a party. This Agreement constitutes, and each of the other Credit Documents upon execution and delivery by the Borrower will constitute, the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles.

         4.3. No Violation. The execution, delivery and performance by the
              ------------
Borrower of this Agreement and each of the other Credit Documents, and compliance by it with the terms hereof and thereof, do not and will not (i) violate any provision of its certificate of incorporation or bylaws or contravene any other Requirement of Law applicable to it, (ii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets. No Subsidiary is subject to any restriction or encumbrance on its ability to make dividend payments or other distributions in respect of its capital stock, to make loans or advances to the Borrower or any other Subsidiary, or to transfer any of its assets or properties to the Borrower or any other Subsidiary, in each case other than such restrictions or encumbrances existing under or by reason of the Credit Documents or applicable Requirements of Law.

         4.4. Governmental Authorization; Permits. (a) No consent, approval,
              -----------------------------------
authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by the Borrower of this Agreement or any of the other Credit Documents or the legality, validity or enforceability hereof or thereof.

         (b) Each of the Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental approvals, licenses, permits and authorizations necessary to conduct its business as presently conducted and to own or lease and operate its properties, except for those the failure to obtain which would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

         (c) Schedule 4.4 lists with respect to each Insurance Subsidiary, as of the Closing Date, all of the jurisdictions in which such Insurance Subsidiary holds licenses (including, without limitation, licenses or certificates of authority from relevant Insurance Regulatory Authorities), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses"), indicates the line or lines of insurance in which each such Insurance Subsidiary is permitted to be engaged with respect to each License therein listed, and attaches copies of all Licenses in the States of Alabama, Hawaii and Texas. To the knowledge of the Borrower, except as set forth on
Schedule 4.4, (i) no such License is the subject of a proceeding for suspension, revocation or limitation or any similar proceedings, (ii) there is no sustainable basis for such a suspension, revocation or limitation, and (iii) no such suspension, revocation or limitation is threatened by any relevant Insurance Regulatory Authority, that, in each instance under (i), (ii) and (iii) above, would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. No Insurance Subsidiary transacts any insurance business, directly or indirectly, in any jurisdiction other than those listed on Schedule 4.4, where such business requires any license, permit or other authorization of an Insurance Regulatory Authority of such jurisdiction.

         4.5. Litigation. There are no actions, investigations, suits or
              ----------
proceedings pending or, to the knowledge of the Borrower, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Borrower, any of its Subsidiaries or any of their respective properties that would, if adversely determined, be reasonably likely to have a Material Adverse Effect, or (ii) with respect to this Agreement or any of the other Credit Documents.

         4.6. Taxes. Each of the Borrower and its Subsidiaries has timely filed
              -----
all federal, state and local tax returns and reports required to be filed by it and has paid all taxes, assessments, fees and other charges levied upon it or upon its properties that are shown thereon as due and payable, other than those that are being contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles. Such returns accurately reflect in all material respects all liability for taxes of the Borrower and its Subsidiaries for the periods covered thereby. There is no ongoing audit or examination or, to the knowledge of the Borrower, other investigation by any Governmental Authority of the tax liability of the Borrower or any of its Subsidiaries, and there is no unresolved claim by any Governmental Authority concerning the tax liability of the Borrower or any of its Subsidiaries for any period for which tax returns have been or were required to have been filed, other than claims for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles. Neither the Borrower nor any of its Subsidiaries has waived or extended or has been requested to waive or extend the statute of limitations relating to the payment of any taxes.

         4.7. Subsidiaries. Schedule 4.7 sets forth a list, as of the Closing
              ------------
Date, of all of the Subsidiaries of the Borrower and, as to each such Subsidiary, the percentage ownership (direct and indirect) of the Borrower in each class of its capital stock and each direct owner thereof. All of the issued and outstanding shares of capital stock of VFIC are directly owned and held by the Borrower.

         4.8. Full Disclosure. All factual information heretofore or
              ---------------
contemporaneously furnished to the Administrative Agent or any Lender in writing by or on behalf of the Borrower or any of its Subsidiaries for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all other such factual information hereafter furnished to the Administrative Agent or any Lender in writing by or on behalf of the Borrower or any of its Subsidiaries will be, true and accurate in all material respects on the date as of which such information is dated or certified (or, if such information has been amended or supplemented, on the date as of which any such amendment or supplement is dated or certified) and not made incomplete by omitting to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such information was provided, not misleading.

         4.9. Margin Regulations. Neither the Borrower nor any of its
              ------------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No proceeds of the Loans will be used, directly or indirectly, to purchase or carry any Margin Stock (except for purchases by the Borrower of outstanding shares of its capital stock made in compliance with the applicable provisions of Regulations G, T, U and X), to extend credit for such purpose or for any other purpose that would violate or be inconsistent with Regulations G, T, U or X or any provision of the Exchange Act.

         4.10.  No Material Adverse Change.  There has been no Material
                --------------------------
Adverse Change since December 31, 1995, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

         4.11.  Financial Matters. (a) The Borrower has heretofore furnished to
                -----------------
the Administrative Agent copies of (i) the audited consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 1995, 1994, and 1993, and the related statements of income, stockholders' equity and cash flows for the fiscal years then ended, together with the opinion of KPMG Peat Marwick thereon, and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 1996, and the related statements of income, stockholders' equity and cash flows for the three-month period then ended. Such financial statements have been prepared in accordance with Generally Accepted Accounting Principles (subject, with respect to the unaudited financial statements, to the absence of notes required by Generally Accepted Accounting Principles and to normal year-end audit adjustments) and present fairly the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the respective dates thereof and the consolidated results of operations of the Borrower and its Subsidiaries for the respective periods then ended. Except as fully reflected in the most recent financial statements referred to above and the notes thereto, there are no material liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due).

         (b) The Borrower has heretofore furnished to the Administrative Agent copies of (i) the Annual Statements of each of the Insurance Subsidiaries as of December 31, 1995, 1994 and 1993, and for the fiscal years then ended, each as filed with the relevant Insurance Regulatory Authority, and (ii) the Quarterly Statements of each of the Insurance Subsidiaries as of March 31, 1996, and for the three-month period then ended, each as filed with the relevant Insurance Regulatory Authority (collectively, the "Historical Statutory Statements"). The Historical Statutory Statements (including, without limitation, the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) have been prepared in accordance with Statutory Accounting Principles (except as may be reflected in the notes thereto and subject, with respect to the Quarterly Statements, to the absence of notes required by Statutory Accounting Principles and to normal year-end adjustments), were in compliance with applicable Requirements of Law when filed and present fairly the financial condition of the respective Insurance Subsidiaries covered thereby as of the respective dates thereof and the results of operations, changes in capital and surplus and cash flow of the respective Insurance Subsidiaries covered thereby for the respective periods then ended. Except for liabilities and obligations disclosed or provided for in the Historical Statutory Statements (including, without limitation, reserves, policy and contract claims and statutory liabilities), no Insurance Subsidiary had, as of the date of its respective Historical Statutory Statements, any material liabilities or obligations of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due) that, in accordance with Statutory Accounting Principles, would have been required to have been disclosed or provided for in such Historical Statutory Statements. All books of account of each Insurance Subsidiary fully and fairly disclose all of its material transactions, properties, assets, investments, liabilities and obligations, are in its possession and are true, correct and complete in all material respects.

         (c) Each of the Borrower and its Subsidiaries, after giving effect to the consummation of the transactions contemplated hereby, (i) will have capital sufficient to carry on its businesses as conducted and as proposed to be conducted, (ii) will have assets with a fair saleable value, determined on a going concern basis, (y) not less than the amount required to pay the probable liability on its existing debts as they become absolute and matured and (z) greater than the total amount of its liabilities

(including identified contingent liabilities, valued at the amount that can reasonably be expected to become absolute and matured), and (iii) will not intend to, and will not believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature.

         4.12.  Ownership of Properties. Each of the Borrower and its
                -----------------------
Subsidiaries (i) has good and marketable title to all real property owned by it,
(ii) holds interests as lessee under valid leases in full force and effect with respect to all material leased real and personal property used in connection with its business, and (iii) has good title to all of its other properties and assets reflected in the most recent financial statements referred to in Section 4.11(a) (except as sold or otherwise disposed of since the date thereof in the ordinary course of business), in each case under (i), (ii) and (iii) above free and clear of all Liens other than Permitted Liens.

         4.13.  ERISA. Each Plan is and has been administered in compliance in
                -----
all material respects with all applicable Requirements of Law, including, without limitation, the applicable provisions of ERISA and the Internal Revenue Code. No ERISA Event has occurred and is continuing or, to the knowledge of the Borrower, is reasonably expected to occur with respect to any Plan, in either case that would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. No Plan has any Unfunded Pension Liability, and neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, in either instance where the same would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate is required to contribute to or has, or has at any time had, any liability to a Multiemployer Plan.

         4.14.  Environmental Matters. (a) No Hazardous Substances are or have
                ---------------------
been generated, used, located, released, treated, disposed of or stored by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, by any other Person or otherwise, in, on or under any portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries, except in material compliance with all applicable Environmental Laws, and no portion of any such real property or, to the knowledge of the Borrower, any other real property at any time leased, owned or operated by the Borrower or any of its Subsidiaries, has been contaminated by any Hazardous Substance; and no portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries has been or, to the knowledge of the Borrower, is presently the subject of an environmental audit, assessment or remedial action.

         (b) To the knowledge of the Borrower, (i) no portion of any real property, leased or owned, of the Borrower or any of its Subsidiaries has been used as or for a mine, a landfill, a dump or other disposal facility, a gasoline service station, or (other than for petroleum substances stored in the ordinary course of business) a petroleum products storage facility, (ii) no portion of such real property or any other real property at any time leased, owned or operated by the Borrower or any of its Subsidiaries has, pursuant to any Environmental Law, been placed on the "National Priorities List" or "CERCLIS List" (or any similar federal, state or local list) of sites subject to possible environmental problems, and (iii) there are not and have never been any underground storage tanks situated on any real property, leased or owned, of the Borrower or any of its Subsidiaries.

         (c) All activities and operations of the Borrower and its Subsidiaries are in compliance with the requirements of all applicable Environmental Laws, except to the extent the failure so to comply, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is involved in any suit, action or proceeding, or has received any notice, complaint or other request for information from any Governmental Authority or other Person, with respect to any actual or alleged Environmental Claims that, if adversely determined, would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; and, to the knowledge of the Borrower, there are no threatened actions, suits, proceedings or investigations with respect to any such Environmental Claims, nor any basis therefor.

         4.15.  Compliance With Laws. Each of the Borrower and its Subsidiaries
                --------------------
has timely filed all material reports, documents and other materials required to be filed by it under all applicable Requirements of Law with any Governmental Authority, has retained all material records and documents required to be retained by it under all applicable Requirements of Law, and is otherwise in compliance with all applicable Requirements of Law in respect of the conduct of its business and the ownership and operation of its properties, except for such Requirements of Law the failure to comply with which, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

         4.16.  Regulated Industries. Neither the Borrower nor any of its
                --------------------
Subsidiaries is (i) an "investment company," a company "controlled" by an "investment company," or an "investment advisor," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         4.17.  Insurance. The assets, properties and business of the Borrower
                ---------
and its Subsidiaries are insured against such hazards and liabilities, under such coverages and in such amounts, as are customarily maintained by prudent companies similarly situated and under policies issued by insurers of recognized responsibility. No notice of any pending or threatened cancellation or material premium increase has been received by the Borrower or any of its Subsidiaries with respect to any such policies, and the Borrower and each of its Subsidiaries are in substantial compliance with all conditions contained therein.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, until the termination of the Commitments and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

         5.1.   GAAP Financial Statements.  The Borrower will deliver to each
                -------------------------
Lender:

         (a) As soon as available and in any event within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending September 30, 1996, unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter and unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows for the Borrower and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the corresponding period in the preceding fiscal year, all prepared in accordance with Generally Accepted Accounting Principles (subject to the absence of notes required by Generally Accepted Accounting Principles and subject to normal year-end audit adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter; and

         (b) As soon as available and in any event within 120 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1996, (i) an audited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and audited consolidated statements of income, stockholders' equity and cash flows for the Borrower and its Subsidiaries for the fiscal year then ended, including the applicable notes, in each case setting forth comparative figures as of the end of and for the preceding fiscal year, certified by the independent certified public accounting firm regularly retained by the Borrower or another independent certified public accounting firm of recognized national standing reasonably acceptable to the Required Lenders, together with (y) a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as of the dates and for the periods indicated in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during such year, and (z) a report by such accountants to the effect that, based on and in connection with their examination of the financial statements of the Borrower and its Subsidiaries, they obtained no knowledge of the occurrence or existence of any Default or Event of Default relating to accounting or financial reporting matters, or a statement specifying the nature and period of existence of any such Default or Event of Default disclosed by their audit; provided, however, that such accountants shall not be liable by reason of the failure to obtain knowledge of any Default or Event of Default that would not be disclosed or revealed in the course of their audit examination, and (ii) an unaudited consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and unaudited consolidating statements of income, stockholders' equity and cash flows for the Borrower and its Subsidiaries for the fiscal year then ended, all in reasonable detail.

         5.2.   Statutory Financial Statements.  The Borrower will deliver to
                ------------------------------
each Lender:

         (a) As soon as available and in any event within fifty (50) days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending September 30, 1996, a Quarterly Statement of each Insurance Subsidiary as of the end of such fiscal quarter and for that portion of the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with Statutory Accounting Principles applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter; and

         (b) As soon as available and in any event within sixty-five (65) days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1996, an Annual Statement of each Insurance Subsidiary as of the end of such fiscal year and for the fiscal year then ended, in the form filed with the relevant Insurance Regulatory Authority, prepared in accordance with Statutory Accounting Principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year;

         (c) As soon as available and in any event within 135 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1996, an unaudited consolidated balance sheet of the

Borrower and its Insurance Subsidiaries as of the end of such fiscal year and unaudited consolidated statements of income, stockholders' equity and cash flows for the Borrower and its Insurance Subsidiaries for the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, all prepared in accordance with Statutory Accounting Principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year; and

         (d) As soon as available and in any event within 155 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1996 (but only if and to the extent required by the applicable Insurance Regulatory Authority with regard to any Insurance Subsidiary), a certification by the independent certified public accounting firm referred to in Section 5.1(b) as to the Annual Statement of each such Insurance Subsidiary as of the end of such fiscal year and for the fiscal year then ended, together with a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly the consolidated financial condition and results of operations of such Insurance Subsidiary as of the date and for the period indicated in accordance with statutory accounting principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during such year.

         5.3.   Other Business and Financial Information.  The Borrower will
                ----------------------------------------
deliver to each Lender:

         (a) Concurrently with each delivery of the financial statements described in Sections 5.1 and 5.2, a Compliance Certificate in the form of Exhibit D-1 (in the case of the financial statements described in Section 5.1) or Exhibit D-2 (in the case of the financial statements described in Section 5.2) with respect to the period covered by the financial statements then being delivered, executed by the chief financial officer, vice president - finance or treasurer of the Borrower, together, in the case of the financial statements described in Section 5.1, with a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in Sections 6.1, 6.2 and 6.3 as of the last day of the period covered by such financial statements, and in the case of the financial statements described in Section 5.2, with a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in Section 6.4 as of the last day of the period covered by such financial statements;

         (b) Promptly upon filing with the relevant Insurance Regulatory Authority and in any event within ninety (90) days after the end of each fiscal year, beginning with the fiscal year ended December 31, 1996, a copy of each Insurance Subsidiary's "Statement of Actuarial Opinion" (or equivalent information should the relevant Insurance Regulatory Authority not require such a statement) as to the adequacy of such Insurance Subsidiary's loss reserves for such fiscal year, together with a copy of its management discussion and analysis in connection therewith, each in the format prescribed by the applicable insurance laws of such Insurance Subsidiary's jurisdiction of domicile;

         (c)    Promptly upon the sending, filing or receipt thereof, copies of
(i) all financial statements, reports, notices and proxy statements that the Borrower or any of its Subsidiaries shall send or make available generally to its shareholders, (ii) all reports (other than earnings press releases) on Form 10-Q, Form 10-K or Form 8-K (or their successor forms) or registration statements and prospectuses (other than on Form S-8 or its successor form) that the Borrower or any of its Subsidiaries shall render to or file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any national securities exchange, (iii) all reports on Form A or Form B (or their successor forms) that any

Insurance Subsidiary shall file with any Insurance Regulatory Authority, (iv) all significant reports on examination or similar significant reports, financial examination reports or market conduct examination reports by the NAIC or any Insurance Regulatory Authority or other Governmental Authority with respect to any Insurance Subsidiary's insurance business, and (v) all significant filings made under applicable state insurance holding company acts by the Borrower or any of its Subsidiaries, including, without limitation, filings seeking approval of transactions with Affiliates;

         (d) Promptly upon (and in any event within five (5) Business Days after) obtaining knowledge thereof, written notice of any of the following:

                    (i) the occurrence of any Default or Event of Default, together with a written statement of the chief executive officer, chief financial officer or vice president - finance of the Borrower specifying the nature of such Default or Event of Default, the period of existence thereof and the action that the Borrower has taken and proposes to take with respect thereto;

                   (ii) the institution or threatened institution of any action, suit, investigation or proceeding against or affecting the Borrower or any of its Subsidiaries, including any such investigation or proceeding by any Insurance Regulatory Authority or other Governmental Authority (other than routine periodic inquiries, investigations or reviews), that would, if adversely determined, be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, and any material development in any litigation or other proceeding previously reported pursuant to Section 4.5 or this Section 5.3(d)(ii);

                  (iii) the receipt by the Borrower or any of its Subsidiaries from any Insurance Regulatory Authority or other Governmental Authority of (i) any notice asserting any failure by the Borrower or any of its Subsidiaries to be in compliance with applicable Requirements of Law or that threatens the taking of any action against the Borrower or such Subsidiary or sets forth circumstances that, if taken or adversely determined, would be reasonably likely to have a Material Adverse Effect, or (ii) any notice of any actual or threatened suspension, limitation or revocation of, failure to renew, or imposition of any restraining order, escrow or impoundment of funds in connection with, any license, permit, accreditation or authorization of the Borrower or any of its Subsidiaries, where such action would be reasonably likely to have a Material Adverse Effect;

                   (iv) the occurrence of any ERISA Event, together with (i) a written statement of the chief executive officer, chief financial officer or vice president - finance of the Borrower specifying the details of such ERISA Event and the action that the Borrower has taken and proposes to take with respect thereto, (ii) a copy of any notice with respect to such ERISA Event that may be required to be filed with the PBGC and (iii) a copy of any notice delivered by the PBGC to the Borrower or such ERISA Affiliate with respect to such ERISA Event;

                    (v) the occurrence of any decrease in (y) the rating given by either Standard & Poor's or Moody's with respect to the Borrower's senior publicly traded Indebtedness or (z) the rating given to any Insurance Subsidiary by A.M. Best & Company; and

                   (vi) any other matter or event that has, or would be reasonably likely to have, a Material Adverse Effect, together with a written statement of the chief executive officer, chief financial officer or vice president - finance of the Borrower setting forth the nature and period of existence thereof and the action that the Borrower has taken and proposes to take with respect thereto;

         (e) Within five (5) Business Days after request therefor by any Lender, if theretofore prepared and delivered to the Borrower, or within ninety
(90) days after request therefor by the Required Lenders from time to time (but not more than once per year), if not theretofore prepared and delivered to the Borrower, in either case at the Borrower's expense, an actuarial review and valuation statement of, and opinion as to the adequacy of, each Insurance Subsidiary's loss and loss adjustment expense reserve positions as of the end of such year with respect to the insurance business then in force, and covering such other subjects as are customary in actuarial reviews, prepared by KPMG Peat Marwick or another independent actuarial firm reasonably acceptable to the Required Lenders, together with a favorable review letter thereon by the Borrower's regularly retained independent certified public accountants, all in form and substance satisfactory to the Required Lenders; and

         (f) As promptly as reasonably possible, such other information about the business, condition (financial or otherwise), operations or properties of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may from time to time reasonably request.

         5.4.   Corporate Existence; Franchises; Maintenance of Properties. The
                ----------------------------------------------------------
Borrower will, and will cause each of its Subsidiaries to, (i) maintain and preserve in full force and effect its corporate existence, except as expressly permitted otherwise by Section 7.1, (ii) obtain, maintain and preserve in full force and effect all other rights, franchises, licenses, permits, certifications, approvals and authorizations required by Governmental Authorities and necessary to the ownership, occupation or use of its properties or the conduct of its business, except to the extent the failure to do so would not be reasonably likely to have a Material Adverse Effect, and (iii) keep all material properties in good working order and condition (normal wear and tear excepted) and from time to time make all necessary repairs to and renewals and replacements of such properties, except to the extent that any of such properties are obsolete or are being replaced.

         5.5.   Compliance with Laws. The Borrower will, and will cause each of
                --------------------
its Subsidiaries to, comply in all respects with all Requirements of Law applicable in respect of the conduct of its business and the ownership and operation of its properties, except to the extent the failure so to comply would not be reasonably likely to have a Material Adverse Effect.

         5.6.   Payment of Obligations. The Borrower will, and will cause each
                ----------------------
of its Subsidiaries to, (i) pay all liabilities and obligations as and when due (subject to any applicable subordination provisions), except to the extent failure to do so would not be reasonably likely to have a Material Adverse Effect, and (ii) pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and all lawful claims that, if unpaid, might become a Lien upon any of the properties of the Borrower or any of its Subsidiaries; provided, however, that neither the
                                         --------  -------
Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which the Borrower or such Subsidiary is maintaining adequate reserves with respect thereto in accordance with Generally Accepted Accounting Principles.

         5.7.   Insurance.  The Borrower will, and will cause each of its
                ---------
Subsidiaries to, maintain with financially sound and reputable insurance companies insurance with respect to its assets, properties and business, against such hazards and liabilities, of such types and in such amounts, as is customarily maintained by companies in the same or similar businesses similarly situated; provided that the Borrower and its Subsidiaries may self-insure against risks consistent with customary industry practices for companies in the same or similar businesses, of similar size and with similar risk parameters.

         5.8.   Maintenance of Books and Records; Inspection. The Borrower will,
                --------------------------------------------
and will cause each of its Subsidiaries to, (i) maintain adequate books, accounts and records, in which full, true and correct entries shall be made of all financial transactions in relation to its business and properties, and prepare all financial statements required under this Agreement, in each case in accordance with Generally Accepted Accounting Principles or Statutory Accounting Principles, as applicable, and in compliance with the requirements of any Governmental Authority having jurisdiction over it, and (ii) permit employees or agents of the Administrative Agent or any Lender to inspect its properties and examine or audit its books, records, working papers and accounts and make copies and memoranda of them, and to discuss its affairs, finances and accounts with its officers and employees and, upon notice to the Borrower, the independent public accountants of the Borrower and its Subsidiaries (and by this provision the Borrower authorizes such accountants to discuss the finances and affairs of the Borrower and its Subsidiaries), all at such times and from time to time, upon reasonable notice and during business hours, as may be reasonably requested.

         5.9.   Dividends. The Borrower will take all action necessary to cause
                ---------
its Subsidiaries to make such dividends, distributions or other payments to the Borrower as shall be necessary for the Borrower to make payments of the principal of and interest on the Loans in accordance with the terms of this Agreement. In the event the approval of any Governmental Authority or other Person is required in order for any such Subsidiary to make any such dividends, distributions or other payments to the Borrower, or for the Borrower to make any such principal or interest payments, the Borrower will forthwith exercise its best efforts and take all actions permitted by law and necessary to obtain such approval.

         5.10.  Further Assurances. The Borrower will, and will cause each of
                ------------------
its Subsidiaries to, make, execute, endorse, acknowledge and deliver any amendments, modifications or supplements hereto and restatements hereof and any other agreements, instruments or documents, and take any and all such other actions, as may from time to time be reasonably requested by the Administrative Agent or the Required Lenders to effect, confirm or further assure or protect and preserve the interests, rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Credit Documents.

                                   ARTICLE VI

                               FINANCIAL COVENANTS

         The Borrower covenants and agrees that, until the termination of the Commitments and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

         6.1.   Capitalization Ratio.  The Borrower will not permit the
                --------------------
Capitalization Ratio to be greater than 0.425 to 1.0 as of the last day of any fiscal quarter, beginning with the fiscal quarter ending September 30, 1996.

         6.2.   Consolidated Net Worth.  The Borrower will not permit
                ----------------------
Consolidated Net Worth:

                    (i) As of the last day of the fiscal quarter ending September 30, 1996, to be less than $250,000,000; and

                   (ii) As of the last day of any fiscal quarter ending thereafter, to be less than the aggregate of (i) $250,000,000, plus
                                                                        ----
         (ii) 50% of the aggregate of Consolidated Net Income for each fiscal quarter ending after September 30, 1996 up to and including the fiscal quarter then ending (provided that Consolidated Net Income for any such
                              --------
         fiscal quarter shall be taken into account for purposes of this calculation only if positive), minus (iii) the aggregate of all amounts
                                        -----
         paid by the Borrower as dividends or distributions in respect of its equity securities at any time after September 30, 1996 up to and including the last day of the fiscal quarter then ending.

         6.3.   Fixed Charge Coverage Ratio. The Borrower will not permit the
                ---------------------------
Fixed Charge Coverage Ratio to be less than 3.0 to 1.0 as of the last day of any fiscal quarter, beginning with the fiscal quarter ending September 30, 1996; provided, however, that the provisions of this Section 6.3 shall not be
--------  -------
satisfied as of the last day of any fiscal quarter unless, in addition to the foregoing requirement with respect to the Fixed Charge Coverage Ratio, (i) the aggregate (without duplication) of the maximum amount that is or would be permitted by the Insurance Regulatory Authority of the jurisdiction of domicile of each Insurance Subsidiary under applicable Requirements of Law (without the necessity of any consent, approval or other action of such Insurance Regulatory Authority involving the granting of permission or the exercise of discretion by such Insurance Regulatory Authority), to be paid as dividends to the Borrower by the Insurance Subsidiaries in respect of the period of four consecutive fiscal quarters ending on such date as if such period were a fiscal year (whether or not any such dividends are actually paid), exceeds (ii) the aggregate (without duplication) of all scheduled principal and interest in respect of Indebtedness of the Borrower and its Subsidiaries paid or accrued by the Borrower and its Subsidiaries during such period.

         6.4.   Risk-Based Capital. The Borrower will not permit "total adjusted
                ------------------
capital" (within the meaning of the Risk-Based Capital for Insurers Model Act as promulgated by the NAIC as of the date hereof (the "Model Act")) of VFIC at any time from and after the Closing Date to be less than 150% of the applicable "Company Action Level RBC" (within the meaning of the Model Act) for VFIC at such time.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, until the termination of the Commitments and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

         7.1.   Merger; Consolidation. The Borrower will not, and will not
                ---------------------
permit or cause any of its Significant Subsidiaries to, liquidate, wind up or dissolve, or enter into any consolidation, merger or other combination, or agree to do any of the foregoing; provided, however, that the Borrower or any
                            --------  -------
Significant Subsidiary may merge into or consolidate with any other Person so long as (y) the surviving corporation is the Borrower or a Wholly Owned Subsidiary (and in any event, if the Borrower is a party to such merger or consolidation, the surviving corporation shall be the Borrower) and (z) immediately after giving effect thereto, no Default or Event of Default would exist.

         7.2. Indebtedness. The Borrower will not create, incur, assume or
              ------------
suffer to exist, and will not permit or cause any of its Subsidiaries to create, incur, or knowingly assume or suffer to exist, any Indebtedness that ranks senior in any respect to the Indebtedness under this Agreement (or any portion thereof) as to payment or performance or as to dividends or distributions upon bankruptcy, insolvency, liquidation or winding-up.

         7.3. Liens. The Borrower will not, and will not permit or cause any of
              -----
its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist, or enter into or suffer to exist any agreement or restriction that prohibits or conditions the creation, incurrence or assumption of, any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do any of the foregoing, other than the following (collectively, "Permitted Liens"):

                   (i) Liens in existence on the Closing Date and set forth on Schedule 7.3;

                   (ii) Liens imposed by law, such as Liens of carriers, warehousemen, mechanics, materialmen and landlords, and other similar Liens incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles;

                   (iii) Liens (other than any Lien imposed by ERISA, the creation or incurrence of which would result in an Event of Default under Section 8.1(i)) incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, surety and appeal bonds, leases, government contracts and other similar obligations (other than obligations for borrowed money) entered into in the ordinary course of business;

                   (iv) Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles;

                   (v) Liens in connection with pledges and deposits made pursuant to statutory and regulatory requirements of Insurance Regulatory Authorities by an Insurance Subsidiary in the ordinary course of its business, for the purpose of securing regulatory capital or satisfying other financial responsibility requirements;

                   (vi) Liens upon cash and United States government and agency securities of the Borrower and its Subsidiaries, securing obligations incurred in connection with reverse repurchase transactions and other similar investment management transactions of such types and in such amounts as are customary for companies similar to the Borrower in size and lines of business and that are entered into by the Borrower and its Subsidiaries in the ordinary course of business;

                  (vii) Purchase money Liens upon real or personal property used by the Borrower or any of its Subsidiaries in the ordinary course of its business, securing Indebtedness incurred solely to pay all or a portion of the purchase price thereof (including in connection with capital leases, and including mortgages or deeds of trust upon real property and improvements thereon), provided that the aggregate principal amount at any time outstanding of all Indebtedness secured by such Liens does not exceed an amount equal to 5% of the value of the total assets of the Borrower and its Subsidiaries at such time, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles as of the date of the financial statements of the Borrower and its Subsidiaries most recently delivered under Section 5.1 prior to such time (or, with regard to determinations at any time prior to the initial delivery of financial statements under
         Section 5.1, as of the date of the most recent financial statements referred to in Section 4.11(a)), and provided further that any such Lien (i) shall attach to such property concurrently with or within ten
         (10) days after the acquisition thereof by the Borrower or such Subsidiary, (ii) shall not exceed the lesser of (y) the fair market value of such property or (z) the cost thereof to the Borrower or such Subsidiary and (iii) shall not encumber any other property of the Borrower or any of its Subsidiaries;

                   (viii) Liens on Borrower Margin Stock, to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of the Borrower and its Subsidiaries (including Borrower Margin Stock);

                   (ix) Any attachment or judgment Lien not constituting an Event of Default under Section 8.1(h) that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with Generally Accepted Accounting Principles;

                   (x) With respect to any real property occupied by the Borrower or any of its Subsidiaries, all easements, rights of way, licenses and similar encumbrances on title that do not materially impair the use of such property for its intended purposes; and

                   (xi) Liens in favor of the trustee or agent under any agreement or indenture relating to Indebtedness of the Borrower and its Subsidiaries permitted under this Agreement, covering sums required to be deposited with such trustee or agent thereunder.

         7.4.  Disposition of Assets. The Borrower will not, and will not permit
               ---------------------
or cause any of its Subsidiaries to, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or any portion of its assets, business or properties, or enter into any arrangement with any Person providing for the lease by the Borrower or any Subsidiary as lessee of any asset that has been sold or transferred by the Borrower or such Subsidiary to such Person, or agree to do any of the foregoing, except for:

                   (i) sales of Investments by the Insurance Subsidiaries in the ordinary course of business;

                   (ii) the sale or exchange of used or obsolete equipment to the extent (y) the proceeds of such sale are applied towards, or such equipment is exchanged for, similar replacement equipment or (z) such equipment is no longer necessary for the operations of the Borrower or its applicable Subsidiary in the ordinary course of business;

                   (iii) the sale, lease or other disposition of assets by a Subsidiary of the Borrower to the Borrower or to another Wholly Owned Subsidiary, to the extent permitted by applicable Requirements of Law and each relevant Insurance Regulatory Authority, provided that (x)
                                                           --------
         immediately after giving effect thereto, no Default or Event of Default would exist, (y) in no event shall the Borrower contribute, sell or otherwise transfer, or permit VFIC to issue or sell, any of the capital stock of VFIC to any other Subsidiary, and (z) such sale or disposition would not adversely affect the ability of any Insurance Subsidiary party thereto to pay dividends or otherwise make distributions to its parent;

                   (iv) the sale or other disposition of any Borrower Margin Stock to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of the Borrower and its Subsidiaries (including Borrower Margin Stock), provided that fair value is received
                                            --------
         in exchange therefor; and

                   (v) the sale or disposition of assets outside the ordinary course of business, provided that (w) the net proceeds from any such
                             --------
         sale or disposition do not exceed an amount equal to the least of the following: (1) 10% of the total assets of the Borrower and its Subsidiaries on a consolidated basis, (2) 10% of the total revenues of the Borrower and its Subsidiaries on a consolidated basis, and (3) 10% of the total net earnings of the Borrower and its Subsidiaries on a consolidated basis, in each case as determined as of the date of the financial statements of the Borrower and its Subsidiaries most recently delivered under Section 5.1 prior to such time (or, with regard to determinations at any time prior to the initial delivery of financial statements under Section 5.1, as of the date of the most recent financial statements referred to in Section 4.11(a)), (x) immediately after giving effect thereto, the Borrower would be in compliance with the provisions of Section 6.2, such compliance determined on a pro
                                                                        ---
         forma basis in accordance with Generally Accepted Accounting Principles
         -----
         as if such sale or disposition had been consummated on the last day of the then most recently ended fiscal quarter, (y) immediately after giving effect thereto, no Default or Event of Default would exist, and
         (z) in no event shall the Borrower or any of its Subsidiaries sell or otherwise dispose of any of the capital stock or other ownership interests of VFIC or any other Significant Subsidiary.

         7.5.  Transactions with Affiliates. The Borrower will not, and will not
               ----------------------------
permit or cause any of its Subsidiaries to, enter into any transaction with any officer, director, stockholder or other Affiliate of the Borrower or any Subsidiary, except in the ordinary course of its business and upon fair and reasonable terms that are no less favorable to it than would obtain in a comparable arm's length transaction with a Person other than an Affiliate of the Borrower or such Subsidiary; provided, however, that nothing contained in this
                             --------  -------
Section shall prohibit:

                   (i) transactions between and among the Borrower and its Wholly Owned Subsidiaries;

                   (ii) transactions under incentive compensation plans, stock option plans and other employee benefit plans, and loans and advances from the Borrower or any of its Subsidiaries to its officers, in each case that have been approved by the board of directors of the Borrower or any of its Subsidiaries; and

                   (iii) the payment by the Borrower of reasonable and customary fees to members of its board of directors.

         7.6.  Lines of Business. The Borrower will not, and will not permit or
               -----------------
cause any of its Subsidiaries to, engage to any substantial degree in any business other than the lines of property and casualty insurance business and other businesses engaged in by the Borrower and its Subsidiaries on the date hereof or a business reasonably related thereto.

         7.7.  Fiscal Year. The Borrower will not, and will not permit or cause
               -----------
any of its Subsidiaries to, change the ending date of its fiscal year to a date other than December 31 unless (i) the Borrower shall have given the Lenders written notice of its intention to change such ending date at least sixty (60) days prior to the effective date thereof and (ii) prior to such effective date this Agreement shall have been amended to make any changes in the financial covenants and other terms and conditions to the extent necessary, in the reasonable determination of the Required Lenders, to reflect the new fiscal year ending date.

         7.8.  Accounting Changes.  The Borrower will not, and will not
               ------------------
permit or cause any of its Subsidiaries to, make or permit any material change in its accounting policies or reporting practices, except as may be required or permitted by Generally Accepted Accounting Principles or Statutory Accounting Principles, as applicable.

                                 ARTICLE VIII

                               EVENTS OF DEFAULT

         8.1.  Events of Default.  The occurrence of any one or more of the
               -----------------
following events shall constitute an "Event of Default":

         (a) The Borrower shall fail to pay any principal of or interest on any Loan, any fee or any other Obligation when due;

         (b) The Borrower shall fail to observe, perform or comply with any condition, covenant or agreement contained in any of Sections 2.12, 5.3(d)(i) or 5.4(i), Article VI, or Sections 7.1 through 7.4, inclusive;

         (c) The Borrower or any of its Subsidiaries shall fail to observe, perform or comply with any condition, covenant or agreement contained in this Agreement or any of the other Credit Documents other than those enumerated in subsections (a) and (b) above, and such failure shall continue unremedied for any grace period specifically applicable thereto or, if no such grace period is applicable, for a period of thirty (30) days after the Borrower acquires knowledge thereof;

         (d) Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in this Agreement, any of the other Credit Documents or in any certificate, instrument, report or other document furnished in connection herewith or therewith or in connection with the transactions contemplated hereby or thereby shall prove to have been false or misleading in any material respect as of the time made, deemed made or furnished;

         (e) The Borrower or any of its Subsidiaries shall (i) fail to pay when due (whether by scheduled maturity, acceleration or otherwise and after giving effect to any applicable grace period) any principal of or interest on any Indebtedness (other than the Indebtedness incurred pursuant to this

Agreement) having an aggregate principal amount of at least $1,000,000; or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in any agreement or instrument evidencing or relating to any such Indebtedness, or any other event shall occur or condition exist in respect thereof, and the effect of such failure, event or condition is to cause, or permit the holder or holders of such Indebtedness (or a trustee or agent on its or their behalf) to cause (with the giving of notice, lapse of time, or both), such Indebtedness to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity;

         (f) The Borrower or any of its Significant Subsidiaries shall (i) file a voluntary petition or commence a voluntary case seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any petition or case of the type described in subsection (g) below, (iii) apply for or consent to the appointment of or taking possession by a custodian, trustee, receiver or similar official for or of itself or all or a substantial part of its properties or assets, (iv) fail generally, or admit in writing its inability, to pay its debts generally as they become due, (v) make a general assignment for the benefit of creditors or (vi) take any corporate action to authorize or approve any of the foregoing;

         (g) Any involuntary petition or case shall be filed or commenced against the Borrower or any of its Significant Subsidiaries seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts, the appointment of a custodian, trustee, receiver or similar official for it or all or a substantial part of its properties or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, and such petition or case shall continue undismissed and unstayed for a period of sixty (60) days; or an order, judgment or decree approving or ordering any of the foregoing shall be entered in any such proceeding;

         (h) Any one or more money judgments, writs or warrants of attachment, executions or similar processes involving an aggregate amount (exclusive of amounts fully bonded or covered by insurance as to which the surety or insurer, as the case may be, has acknowledged its liability in writing) in excess of $5,000,000 shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective properties, and (i) the same is not dismissed, stayed or discharged within sixty (60) days or is not otherwise being appropriately contested in good faith and in a manner reasonably satisfactory to the Required Lenders, or (ii) the same is not dismissed, stayed or discharged within five (5) days prior to any proposed sale of assets of the Borrower or any Subsidiary pursuant thereto, or (iii) any action shall be legally taken by a judgment creditor to levy upon assets of the Borrower or any Subsidiary to enforce the same;

         (i) Any ERISA Event shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result thereof, together with all other ERISA Events then existing, there shall exist a reasonable likelihood of liability to any one or more Plans or Multiemployer Plans or to the PBGC (or to any combination thereof) in excess of $1,000,000 with respect to the Borrower or any ERISA Affiliate;

         (j) Any Insurance Regulatory Authority or other Governmental Authority having jurisdiction shall issue any order of conservation, supervision, rehabilitation or liquidation or any other order of similar effect in respect of any Insurance Subsidiary, and such action, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect;

         (k) Any one or more licenses, permits, accreditations or authorizations of the Borrower or any of its Subsidiaries shall be suspended, limited or terminated or shall not be renewed, or any other action shall be taken, by any Governmental Authority in response to any alleged failure by the Borrower or any of its Subsidiaries to be in compliance with applicable Requirements of Law, and such action, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or

         (l) Any of the following shall occur: (i) any Person or group of Persons acting in concert as a partnership or other group (other than Torchmark) shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become, after the date hereof, the "beneficial owner" (within the meaning of such term under Rule 13d-3 under the Exchange Act) of securities of the Borrower representing 30% or more of the combined voting power of the then outstanding securities of the Borrower ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (ii) the Board of Directors of the Borrower shall cease to consist of a majority of the individuals who constituted the Board of Directors of the Borrower as of the date hereof or who shall have become a member thereof subsequent to the date hereof after having been nominated, or otherwise approved in writing, by at least a majority of individuals who constituted the Board of Directors of the Borrower as of the date hereof (or their replacements approved as herein required); or (iii) the Borrower shall cease to own directly 100% of the issued and outstanding capital stock of VFIC or its successor by merger or consolidation as permitted hereunder (including, without limitation, as a result of the contribution, sale or transfer by the Borrower, or the issuance or sale by VFIC, of any capital stock of VFIC to any one or more other Subsidiaries of the Borrower).

         8.2.  Remedies: Termination of Commitments, Acceleration, etc.
               -------------------------------------------------------
Upon and at any time after the occurrence and during the continuance of any Event of Default, the Administrative Agent shall at the direction, or may with the consent, of the Required Lenders, take any or all of the following actions at the same or different times:

         (a) Declare the Commitments to be terminated, whereupon the same shall terminate (provided that, upon the occurrence of an Event of Default
                 --------
pursuant to Section 8.1(f) or Section 8.1(g), the Commitments shall automatically be terminated);

         (b) Declare all or any part of the outstanding principal amount of the Loans to be immediately due and payable, whereupon the principal amount so declared to be immediately due and payable, together with all interest accrued thereon and all other amounts payable under this Agreement, the Notes and the other Credit Documents, shall become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrower (provided that, upon the occurrence of an Event of
                        --------
Default pursuant to Section 8.1(f) or Section 8.1(g), all of the outstanding principal amount of the Loans and all other amounts described in this subsection
(b) shall automatically become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrower); and

         (c) Exercise all rights and remedies available to it under this Agreement, the other Credit Documents and applicable law.

         8.3.  Remedies: Set-Off. In addition to all other rights and remedies
               -----------------
available under the Credit Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, each Lender may, and each is hereby authorized by the Borrower, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by the Borrower, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by such Lender to or for the credit or the account of the Borrower against any or all of the Obligations to such Lender now or hereafter existing, whether or not such Obligations may be contingent or unmatured, the Borrower hereby granting to each Lender a continuing security interest in and Lien upon all such deposits and other property as security for such Obligations. Each Lender agrees to notify the Borrower promptly after any such set-off and application; provided, however, that the failure to give such
                              --------  -------
notice shall not affect the validity of such set-off and application.

                                  ARTICLE IX

                           THE ADMINISTRATIVE AGENT

         9.1.  Appointment. Each Lender hereby irrevocably appoints and
               -----------
authorizes First Union to act as Administrative Agent hereunder and under the other Credit Documents and to take such actions as agent on its behalf hereunder and under the other Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Administrative Agent by the terms hereof or thereof, together with such other powers and duties as are reasonably incidental thereto.

         9.2.  Nature of Duties. The Administrative Agent shall have no duties
               ----------------
or responsibilities other than those expressly set forth in this Agreement and the other Credit Documents. The Administrative Agent shall not have, by reason of this Agreement or any other Credit Document, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Credit Document, express or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations or liabilities in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care. The Administrative Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by it with respect to all matters pertaining to this Agreement and the other Credit Documents and its duties hereunder and thereunder and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Lenders hereby acknowledge that the Administrative Agent shall not be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Credit Document unless it shall be requested in writing to do so by the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders).

         9.3.  Exculpatory Provisions. Neither the Administrative Agent nor any
               ----------------------
of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents, except for its or such Person's own gross negligence or willful misconduct, (ii) responsible in any manner to any Lender for any recitals, statements, information, representations or warranties herein or in any other Credit Document or in any document, instrument, certificate, report or other writing delivered in connection herewith or therewith, for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of this Agreement or any other Credit Document, or for the financial condition of the Borrower, its Subsidiaries or any other Person, or (iii) required to ascertain or make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document or the existence or possible existence of any Default or Event of Default, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.

         9.4.  Reliance by Administrative Agent. The Administrative Agent shall
               --------------------------------
be entitled to rely, and shall be fully protected in relying, upon any notice, statement, consent or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. The Administrative Agent may deem and treat each Lender as the owner of its interest hereunder for all purposes hereof unless and until a written notice of the assignment, negotiation or transfer thereof shall have been given to the Administrative Agent in accordance with the provisions of this Agreement. The Administrative Agent shall be entitled to refrain from taking or omitting to take any action in connection with this Agreement or any other Credit Document (i) if such action or omission would, in the reasonable opinion of the Administrative Agent, violate any applicable law or any provision of this Agreement or any other Credit Document or (ii) unless and until it shall have received such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first have been indemnified to its satisfaction by the Lenders against any and all liability and expense (other than liability and expense arising from its own gross negligence or willful misconduct) that may be incurred by it by reason of taking, continuing to take or omitting to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent's acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (including all subsequent Lenders).

         9.5.  Non-Reliance on Administrative Agent and Other Lenders. Each
               ------------------------------------------------------
Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it and that no act by the Administrative Agent or any such Person hereafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Borrower hereunder, and (ii) it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Credit Documents and to make such investigation as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except as expressly provided in this Agreement and the other Credit Documents, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial or other condition or creditworthiness of the Borrower, its Subsidiaries or any other Person that may at any time come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         9.6.  Notice of Default. The Administrative Agent shall not be deemed
               -----------------
to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent shall have received written notice from the Borrower or a Lender referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent will give notice thereof to the Lenders as soon as reasonably practicable; provided, however, that if any such notice has also been furnished to the
--------  -------
Lenders, the Administrative Agent shall have no obligation to notify the Lenders with respect thereto. The Administrative Agent shall (subject to Sections 9.4 and 10.6) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and
                                                      --------
until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         9.7.  Indemnification. To the extent the Administrative Agent is not
               ---------------
reimbursed by or on behalf of the Borrower, and without limiting the obligation of the Borrower to do so, the Lenders agree (i) to indemnify the Administrative Agent and its officers, directors, employees, agents, attorneys-in-fact and Affiliates, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of any kind or nature whatsoever that may at any time (including at any time following the repayment in full of the Loans and the termination of the Commitments) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Credit Document or any documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing, and (ii) to reimburse the Administrative Agent upon demand, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, for any expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Credit Documents (including, without limitation, reasonable attorneys' fees and expenses and compensation of agents and employees paid for services rendered on behalf of the Lenders); provided, however, that no Lender shall be liable for any portion of
          --------  -------
such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the party to be indemnified.

         9.8.  The Administrative Agent in its Individual Capacity. With respect
               ---------------------------------------------------
to its Commitment, the Loans made by it and the Note or Notes issued to it, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers under the Credit Documents as any other Lender and may exercise the same as though it were not performing the agency duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes" and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower, any of its Subsidiaries or any of their respective Affiliates as if the Administrative Agent were not performing the agency duties specified herein, and may accept fees and other consideration from any of them for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         9.9.  Successor Administrative Agent. The Administrative Agent may
               ------------------------------
resign at any time by giving thirty (30) days' prior written notice to the Borrower and the Lenders. Upon any such notice of resignation, the Required Lenders will, with the prior written consent of the Borrower (which consent shall not be unreasonably withheld), appoint from among the Lenders a successor to the Administrative Agent (provided that the Borrower's consent shall not be
                             --------
required in the event a Default or Event of Default shall have occurred and be continuing). If no successor to the Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within such thirty-day period, then the retiring Administrative Agent may, on behalf of the Lenders and after consulting with the Lenders and the Borrower, appoint a successor Administrative Agent from among the Lenders. Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent. If no successor to the Administrative Agent has accepted appointment as Administrative Agent by the thirtieth (30th) day following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall thereafter perform all of the duties of the Administrative Agent hereunder and under the other Credit Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for hereinabove.

         9.10. Documentation Agent. Notwithstanding any other provision of this
               -------------------
Agreement or any of the other Credit Documents, the Documentation Agent is named as such for recognition purposes only, and in its capacity as such shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby.

                                   ARTICLE X

                                 MISCELLANEOUS

         10.1. Fees and Expenses. The Borrower agrees (i) whether or not the
               -----------------
transactions contemplated by this Agreement shall be consummated, to pay upon demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation, execution, delivery and syndication of this Agreement and the other Credit Documents, and any amendment, modification or waiver hereof or thereof or consent with respect hereto or thereto, (ii) to pay upon demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and each Lender (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent or any Lender) in connection with (y) any refinancing or restructuring of the credit arrangement provided under this Agreement, whether in the nature of a "work-out," in any insolvency or bankruptcy proceeding or otherwise and whether or not consummated, and (z) the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement or any of the other Credit Documents, whether in any action, suit or proceeding (including any bankruptcy or insolvency proceeding) or otherwise, and
(iii) to pay and hold harmless the Administrative Agent and each Lender from and against all liability for any intangibles, documentary, stamp or other similar taxes, fees and excises, if any, including any interest and penalties, and any finder's or brokerage fees, commissions and expenses (other than any fees, commissions or expenses of finders or brokers engaged by the Administrative Agent or any Lender), that may be payable in connection with the transactions contemplated by this Agreement and the other Credit Documents.

         10.2. Indemnification. The Borrower agrees, whether or not the
               ---------------
transactions contemplated by this Agreement shall be consummated, to indemnify and hold harmless the Administrative Agent and each Lender and each of their respective directors, officers, employees, agents and Affiliates (each, an "Indemnified Person") from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential (collectively, "Indemnified Costs"), that may at any time be imposed on, incurred by or asserted against any such Indemnified Person as a result of, arising from or in any way relating to the preparation, execution, performance or enforcement of this Agreement or any of the other Credit Documents, any of the transactions contemplated herein or therein or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loans, or any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, related to any of the foregoing, and in any case whether or not such Indemnified Person is a party to any such action, proceeding or suit or a subject of any such inquiry or investigation; provided, however, that no Indemnified Person shall have the right to be indemnified hereunder for any Indemnified Costs to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. All of the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed by the Borrower, as and when incurred and upon demand.

         10.3. Governing Law; Consent to Jurisdiction. THIS AGREEMENT AND THE
               --------------------------------------
OTHER CREDIT DOCUMENTS HAVE BEEN EXECUTED, DELIVERED AND ACCEPTED IN, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NORTH CAROLINA AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF). THE BORROWER HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY PROCEEDING TO WHICH THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE BORROWER IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE BORROWER. THE BORROWER IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER

VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. NOTHING IN
         --------------------
THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

         The parties hereto agree that this Agreement and the other Credit Documents have been and will be made and entered into within the State of North Carolina and that the Loans and the other transactions contemplated hereby and thereby have been and will be made and consummated in the State of North Carolina. Furthermore, the parties hereto believe that, inasmuch as this Agreement and the transactions contemplated hereby have been and will be entered into and consummated outside the State of Alabama, such transactions constitute transactions in interstate commerce, so that neither the Administrative Agent nor any Lender is or will be required, solely by entering into this Agreement and consummating the transactions contemplated hereby and holding any Note, to qualify to do business as a foreign corporation within the State of Alabama. Notwithstanding the foregoing, however, the Borrower hereby irrevocably waives all rights that it may have to raise, in any action brought by the Administrative Agent or any Lender to enforce its rights hereunder, under the Notes or under any of the other Credit Documents, any defense that is based upon the failure of the Administrative Agent or any Lender to qualify to do business as a foreign corporation in the State of Alabama, including, but not limited to, any defenses based upon (S) 232 of the Alabama Constitution of 1901, (S) 10-2B-15.02 of the Code of Alabama (1975) or (S) 40-14-4 of the Code of Alabama
(1975), or any successor provisions thereof. The foregoing waiver is made knowingly and voluntarily and is a material inducement for the Administrative Agent and the Lenders to enter into this Agreement and to consummate the transactions contemplated hereby.

         10.4. Arbitration; Preservation and Limitation of Remedies. (a) Upon
               ----------------------------------------------------
demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Credit Document ("Disputes") between or among the Borrower, the Administrative Agent and the Lenders, or any of them, shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents executed in the future, or claims arising out of or connected with the transactions contemplated by this Agreement and the other Credit Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA"), as in effect from time to time, and Title 9 of the U.S. Code, as amended. All arbitration hearings shall be conducted in the city in which the principal office of the Administrative Agent is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be
                                ------
applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this arbitration provision does not apply to Disputes under or related to Hedge Agreements.

         (b) Notwithstanding the preceding binding arbitration provisions, the parties hereto agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either alone, in conjunction with or during a Dispute. Any party hereto shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights of self-help, including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (ii) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of a receiver and filing an involuntary bankruptcy proceeding; and (iii) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. The parties hereto agree that no party shall have a remedy of punitive or exemplary damages against any other party in any Dispute, and each party hereby waives any right or claim to punitive or exemplary damages that it has now or that may arise in the future in connection with any Dispute, whether such Dispute is resolved by arbitration or judicially.

         10.5.      Notices.  All notices and other communications provided for
                    -------
hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the party to be notified at the following addresses:

                    (a) if to the Borrower, to Vesta Insurance Group, Inc., 3760 River Run Drive, Birmingham, Alabama 35243, Attention: Stephen P. Leonard, Telecopy No. (205) 970-7007, with a copy to Vesta Insurance Group, Inc., 3760 River Run Drive, Birmingham, Alabama 35243,
          Attention: Donald W. Thornton, Telecopy No. (205) 970-7007;

                    (b) if to the Administrative Agent, to First Union National Bank of North Carolina, One First Union Center, TW-10, 301 South College Street, Charlotte, North Carolina 28288- 0608,
          Attention: Syndication Agency Services, Telecopy No. (704) 383-0288;
          and

                    (c) if to any Lender, to it at the address for notices set forth on its signature page hereto (or if to any Lender not a party hereto as of the date hereof, at the address for notices set forth in its Assignment and Acceptance);

or in each case, to such other address as any party may designate for itself by like notice to all other parties hereto. All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery; provided that notices and communications to
                                  --------
the Administrative Agent shall not be effective until received by the Administrative Agent.

         10.6. Amendments, Waivers, etc. No amendment, modification, waiver or
               -------------------------
discharge or termination of, or consent to any departure by the Borrower from, any provision of this Agreement or any other Credit Document, shall be effective unless in a writing signed by the Required Lenders (or by the Administrative Agent at the direction or with the consent of the Required Lenders), and then the same shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment,
                         --------  -------
modification, waiver, discharge, termination or consent shall:

         (a) unless agreed to by each Lender holding or owed Obligations directly affected thereby, (i) reduce or forgive the principal amount of, or rate of interest on, any Loan, or reduce or forgive any fees or other Obligations (other than fees payable to the Administrative Agent for its own account), or (ii) extend any date (including the Maturity Date) fixed for the payment of any principal of or interest on any Loan (other than additional interest payable under Section 2.6(b) during the continuance of an

Event of Default), any fees (other than fees payable to the Administrative Agent for its own account) or any other Obligations;

         (b) unless agreed to by all of the Lenders, (i) increase or extend the Commitment of any Lender (it being understood that a waiver of any Event of Default, if agreed to by the requisite Lenders hereunder, shall not constitute such an increase or extension), (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number or percentage of Lenders, that shall be required for the Lenders or any of them to take or approve, or direct the Administrative Agent to take or approve, any action hereunder (including as set forth in the definition of "Required Lenders"), or (iii) change any provision of Section 2.13 or this Section 10.6; and

         (c) unless agreed to by the Administrative Agent in addition to the Lenders required as provided hereinabove to take such action, affect the rights or obligations of the Administrative Agent hereunder or under any of the other Credit Documents;

and provided further that the Fee Letter and any Hedge Agreement to which any
    -------- -------
Lender is a party may be amended or modified, and any rights thereunder waived, in a writing signed by the parties thereto.

         10.7. Assignments, Participations. (a) Each Lender may assign to one or
               ---------------------------
more other Eligible Assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by it); provided, however, that (i) any such assignment (other than
                   --------  -------
an assignment to a Lender or an Affiliate of a Lender) shall not be made without the prior written consent of the Administrative Agent and the Borrower (to be evidenced by their counterexecution of the relevant Assignment and Acceptance), which consent shall not be unreasonably withheld, (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to each such assignment) shall in no event be less than the lesser of (y) the entire Commitment of such Lender immediately prior to such assignment or (z) $5,000,000, and (iii) the parties to each such assignment will execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment, and will pay a nonrefundable processing fee of $3,000 to the Administrative Agent for its own account. Upon such execution, delivery, acceptance and recording of the Assignment and Acceptance, from and after the effective date specified therein, which effective date shall be at least five Business Days after the execution thereof (unless the Administrative Agent shall otherwise agree), (A) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of the assigning Lender hereunder with respect thereto and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than rights under the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the effective date of such Assignment and Acceptance) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The terms and provisions of each Assignment and Acceptance shall, upon the effectiveness thereof, be incorporated into and made a part of this Agreement, and the covenants, agreements and obligations of each Lender set forth therein shall be deemed made to and for the benefit of the Administrative Agent and the other parties hereto as if set forth at length herein.

         (b) The Administrative Agent will maintain at its address for notices referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and each Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee and counterexecuted by the Borrower (if required), together with any Note or Notes subject to such assignment and the processing fee referred to in subsection (a) above, the Administrative Agent will (i) accept such Assignment and Acceptance, (ii) on the effective date thereof, record the information contained therein in the Register and (iii) give notice thereof to the Borrower and the Lenders. Within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, will execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Assignee in an aggregate principal amount equal to the principal amount of the Commitment (or, if the Commitments have been terminated, the principal amount of the Loans) assumed by it pursuant to such Assignment and Acceptance and, to the extent the assigning Lender has retained its Loans and/or Commitment hereunder, a new Note or Notes to the order of the assigning Lender in an aggregate principal amount equal to the principal amount of the Commitment (or, if the Commitments have been terminated, the principal amount of the Loans) retained by it hereunder. Such new Note or Notes shall be dated the date of the replaced Note or Notes and shall otherwise be in substantially the form of Exhibit A. The Administrative Agent will return cancelled Notes to the Borrower.

         (d) Each Lender may, without the consent of the Borrower, the Administrative Agent or any other Lender, sell to one or more other Persons (each, a "Participant") participations in any portion comprising less than all of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged and such Lender shall remain solely responsible for the performance of such obligations, (ii) any such participation shall be in an amount of not less than $3,000,000, but no Lender shall sell any participation that, when taken together with all other participations, if any, sold by such Lender, covers all of such Lender's rights and obligations under this Agreement, (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and no Lender shall permit any Participant to have any voting rights or any right to control the vote of such Lender with respect to any amendment, modification, waiver, consent or other action hereunder or under any other Credit Document (except as to actions that would (x) reduce or forgive the principal amount of, or rate of interest on, any Loan, or reduce or forgive any fees or other Obligations, (y) extend any date (including the Maturity Date) fixed for the payment of any principal of or interest on any Loan, any fees or any other Obligations, or (z) increase any Commitment of any Lender), and (iv) no Participant shall have any rights under this Agreement or any of the other Credit Documents, each Participant's rights against the granting Lender in respect of any participation to be those set forth in the participation agreement, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not granted such participation. Notwithstanding the foregoing, each Participant shall have the rights of a Lender for purposes of Sections 2.14(a), 2.14(b), 2.15, 2.16 and 8.3, and shall be entitled to the benefits thereto, to the extent that the Lender granting such participation would be entitled to such benefits if the participation had not been made, provided that no Participant shall be
                                        --------
entitled to receive any greater amount pursuant to any of such Sections than the Lender granting such participation would have been entitled to receive in respect of the amount of the participation made by such Lender to such Participant had such participation not been made.

         (e) Nothing in this Agreement shall be construed to prohibit any Lender from pledging or assigning all or any portion of its rights and interest hereunder or under any Note to any Federal Reserve Bank as security for borrowings therefrom; provided, however, that no such pledge or assignment shall
                      --------  -------
release a Lender from any of its obligations hereunder.

         (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the Assignee or Participant or proposed Assignee or Participant any information relating to the Borrower and its Subsidiaries furnished to it by or on behalf of any other party hereto, provided that such Assignee or Participant or proposed
                        --------
Assignee or Participant agrees in writing to keep such information confidential to the same extent required of the Lenders under Section 10.13.

         10.8. No Waiver. The rights and remedies of the Administrative Agent
               ---------
and the Lenders expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any of the Borrower and the Administrative Agent or the Lenders or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent or any Lender to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

         10.9. Successors and Assigns. This Agreement shall be binding upon,
               ----------------------
inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, and all references herein to any party shall be deemed to include its successors and assigns; provided, however, that (i) the
                                              --------  -------
Borrower shall not sell, assign or transfer any of its rights, interests, duties or obligations under this Agreement or any other Credit Document without the prior written consent of all of the Lenders and (ii) any Assignees shall have such rights and obligations with respect to this Agreement and the other Credit Documents as are provided for under and pursuant to the provisions of Section 10.7.

         10.10. Survival. All representations, warranties and agreements made by
                --------
or on behalf of the Borrower or any of its Subsidiaries in this Agreement and in the other Credit Documents shall survive the execution and delivery hereof or thereof and the making and repayment of the Loans. In addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, including, without limitation, the provisions of Sections 2.14(a), 2.14(b), 2.15, 2.16, 9.7, 10.1 and 10.2,
shall survive the payment in full of the Loans, the termination of the Commitments and any termination of this Agreement or any of the other Credit Documents.

         10.11. Severability. To the extent any provision of this Agreement is
                ------------
prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

         10.12. Construction. The headings of the various articles, sections and
                ------------
subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein and in the other Credit Documents, in the event of any inconsistency or conflict between any provision of this Agreement and any provision of any of the other Credit Documents, the provision of this Agreement shall control.

         10.13. Confidentiality. Each Lender agrees to keep confidential,
                ---------------
pursuant to its customary procedures for handling confidential information of a similar nature and in accordance with safe and sound banking practices, all nonpublic information provided to it by or on behalf of the Borrower or any of its Subsidiaries in connection with this Agreement or any other Credit Document; provided, however, that any Lender may disclose such information (i) to its
--------  -------
directors, employees and agents and to its auditors, counsel and other professional advisors, (ii) at the demand or request of any bank regulatory authority, court or other Governmental Authority having or asserting jurisdiction over such Lender, as may be required pursuant to subpoena or other legal process, or otherwise in order to comply with any applicable Requirement of Law, (iii) in connection with any proceeding to enforce its rights hereunder or under any other Credit Document or any other litigation or proceeding related hereto or to which it is a party, (iv) to the Administrative Agent or any other Lender, (v) to the extent the same has become publicly available other than as a result of a breach of this Agreement and (vi) pursuant to and in accordance with the provisions of Section 10.7(f).

         10.14. Counterparts. This Agreement may be executed in any number of
                ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Administrative Agent and the Borrower of written or telephonic notification of such execution and authorization of delivery thereof.

         10.15. Entire Agreement. THIS AGREEMENT AND THE OTHER DOCUMENTS AND
                ----------------
INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH (A) EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, (B) SUPERSEDE ANY AND ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, INCLUDING, WITHOUT LIMITATION, THE COMMITMENT LETTER FROM FIRST UNION TO THE BORROWER DATED JUNE 13, 1996, BUT SPECIFICALLY EXCLUDING THE FEE LETTER, AND (C) MAY NOT BE AMENDED, SUPPLEMENTED, CONTRADICTED OR OTHERWISE MODIFIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                VESTA INSURANCE GROUP, INC.

                                By:   /s/ Brian R. Meredith
                                    --------------------------------
                                Title:   Vice President - Finance
                                       -----------------------------


                                (signatures continued)

                                      ADMINISTRATIVE AGENT:

                                      FIRST UNION NATIONAL BANK OF
                                        NORTH CAROLINA, as Administrative
                                        Agent and as a Lender

Commitment:                           By:   /s/ Gail Golightly
$20,000,000                              -------------------------------

                                      Title:   Senior Vice President
                                            ----------------------------

                                      Instructions for wire transfers to
                                        the Administrative Agent:

                                      First Union National Bank of North
                                        Carolina
                                      ABA Routing No. 053000219
                                      Charlotte, North Carolina
                                      General Ledger No. 465906, RC No. 5007
                                      Attention: Syndication Agency Services
                                      Re: Vesta Insurance Group, Inc.

                                      Address for notices (as a Lender):

                                      First Union National Bank of
                                        North Carolina
                                      Financial Institutions Group
                                      One First Union Center, 5th Floor
                                      301 South College Street
                                      Charlotte, North Carolina 28288-0735
                                      Attention: Robert C. Mayer, Jr.
                                      Telephone: (704) 374-6628
                                      Telecopy: (704) 383-7611

                                      Lending Office:

                                      First Union National Bank of
                                        North Carolina
                                      Financial Institutions Group
                                      One First Union Center, 5th Floor
                                      301 South College Street
                                      Charlotte, North Carolina 28288-0735
                                      Attention: Robert C. Mayer, Jr.
                                      Telephone: (704) 374-6628
                                      Telecopy: (704) 383-7611

                                      (signatures continued)

                                          DOCUMENTATION AGENT:

                                          SOUTHTRUST BANK OF ALABAMA, NATIONAL
                                            ASSOCIATION

Commitment:                               By:   /s/ Curtis J. Perry
$20,000,000                                  -------------------------------

                                          Title:   Vice President
                                                ----------------------------

                                          Address for notices:

                                          420 North 20th Street
                                          Birmingham, Alabama 35203
                                          Attention: Curtis Perry
                                          Telephone: (205) 254-5799
                                          Telecopy: (205) 254-5022

                                          Lending Office:

                                          420 North 20th Street
                                          Birmingham, Alabama 35203
                                          Attention: Curtis Perry
                                          Telephone: (205) 254-5799
                                          Telecopy: (205) 254-5022

                                          (signatures continued)

                                            OTHER LENDERS:

                                            ABN AMRO BANK B.V., NEW YORK BRANCH

Commitment:                                 By:   /s/ Erwin Mahne
$15,000,000                                    -------------------------------

                                            Title:   Senior Vice President
                                                  ----------------------------

                                            By:   /s/ David W. Eastep
                                               -------------------------------

                                            Title:   Assistant Vice President
                                                  ----------------------------

                                            Address for notices:

                                            500 Park Avenue
                                            New York, New York 10022
                                            Attention: James Mitchell
                                            Telephone: (212) 446-4116
                                            Telecopy: (212) 446-4335

                                            Lending Office:

                                            500 Park Avenue
                                            New York, New York 10022
                                            Attention: James Mitchell
                                            Telephone: (212) 446-4116
                                            Telecopy: (212) 446-4335


                                            (signatures continued)

                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY

Commitment:                            By:   /s/ M. Sheridan Sunier
$15,000,000                                ------------------------------

                                       Title:   Vice President
                                              ---------------------------

                                       Address for notices:

                                       1251 Avenue of the Americas
                                       12th Floor, National Banking Department
                                       New York, New York 10016-3138
                                       Attention: Dane Holmes
                                       Telephone: (212) 782-4354
                                       Telecopy: (212) 782-4935

                                       Lending Office:

                                       1251 Avenue of the Americas
                                       12th Floor, National Banking Department
                                       New York, New York 10016-3138
                                       Attention: Dane Holmes
                                       Telephone: (212) 782-4354
                                       Telecopy: (212) 782-4935

                                       (signatures continued)

                                     THE FIRST NATIONAL BANK OF CHICAGO

Commitment:                          By:   /s/ Paul F. Schultz
$15,000,000                             ------------------------------

                                     Title:   Managing Director
                                            --------------------------

                                     Address for notices:

                                     Insurance Companies Division
                                     One First National Plaza, Mail Suite 0085
                                     Chicago, Illinois 60670-0085
                                     Attention: Paul Schultz
                                     Telephone: (312) 732-7074
                                     Telecopy: (312) 732-4033

                                     Lending Office:

                                     Insurance Companies Division
                                     One First National Plaza, Mail Suite 0085
                                     Chicago, Illinois 60670-0085
                                     Attention: Paul Schultz
                                     Telephone: (312) 732-7074
                                     Telecopy: (312) 732-4033

                                     (signatures continued)

                                            WACHOVIA BANK OF GEORGIA, N.A.

Commitment:                                 By:   /s/ William B. Nixon
$15,000,000                                     ---------------------------

                                            Title:   Vice President
                                                    -----------------------

                                            Address for notices:

                                            191 Peachtree Street, 29th Floor
                                            Atlanta, Georgia 30303
                                            Attention: William B. Nixon
                                            Telephone: (404) 332-4884
                                            Telecopy: (404) 332-5016

                                            Lending Office:

                                            191 Peachtree Street, 29th Floor
                                            Atlanta, Georgia 30303
                                            Attention: William B. Nixon
                                            Telephone: (404) 332-4884
                                            Telecopy: (404) 332-5016

                                               Exhibit A to Credit Agreement
                                               First Union National Bank
                                                 of North Carolina, as
                                                 Administrative Agent
                                               Vesta Insurance Group, Inc.
                                               September 24, 1996 / $100,000,000

                                               ---------------------------------




                             Borrower's Taxpayer Identification No. ____________

                                 FORM OF NOTE

$______________                                           ______________, 1996
                                                       Charlotte, North Carolina

         FOR VALUE RECEIVED, VESTA INSURANCE GROUP, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

         ___________________________________________ (the "Lender"), at the
offices of First Union National Bank of North Carolina (the "Administrative Agent") located at 301 South College Street, Charlotte, North Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in the manner provided in the Credit Agreement, dated as of September 24, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time parties thereto, SouthTrust Bank of Alabama, National Association, as Documentation Agent, and First Union National Bank of North Carolina, as Administrative Agent, the principal sum of up to

         __________________________ DOLLARS ($___________), or such lesser amount as may constitute the unpaid principal amount of the Loans made by the Lender, under the terms and conditions of this promissory note (this "Note") and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time as provided in the Credit Agreement.

         This Note is one of a series of Notes issued to evidence the Loans made from time to time under the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note.

         In the event of an acceleration of the maturity of this Note, this Note, and all other indebtedness of the Borrower to the Lender under the Credit Agreement, shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina. The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state courts located in Mecklenburg County, North Carolina, although the Lender shall not be limited to bringing an action in such courts.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.

                                VESTA INSURANCE GROUP, INC.

                                By:
                                    -------------------------------

                                Title:
                                       ----------------------------

                                               Exhibit B-1 to Credit Agreement
                                               First Union National Bank
                                                 of North Carolina, as
                                                 Administrative Agent
                                               Vesta Insurance Group, Inc.
                                               September 24, 1996 / $100,000,000

                                               ---------------------------------



                                    FORM OF
                              NOTICE OF BORROWING

                                    [Date]

First Union National Bank of
  North Carolina, as
  Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services

Ladies and Gentlemen:

         The undersigned, Vesta Insurance Group, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of September 24, 1996, among the Borrower, certain banks and other financial institutions from time to time parties thereto (the "Lenders"), SouthTrust Bank of Alabama, National Association, as Documentation Agent, and you, as Administrative Agent for the Lenders (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), and, pursuant to
Section 2.2(b) of the Credit Agreement, hereby gives you, as Administrative Agent, irrevocable notice that the Borrower requests a Borrowing under the Credit Agreement, and to that end sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.2(b) of the Credit Agreement:

                   (i) The aggregate principal amount of the Proposed Borrowing is $_______________./1/

                  (ii) The Loans comprising the Proposed Borrowing shall be initially made as [Base Rate Loans] [LIBOR Loans]./2/

                 (iii) The Proposed Borrowing is requested to be made on ______________ (the "Borrowing Date")./3/

--------------
         /1/ Shall be an amount not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof (in the case of Base Rate Loans), or $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof (in the case of LIBOR Loans).

         /2/ Select the applicable Type of Loans.

         /3/ Shall be a Business Day at least one Business Day after the date hereof (in the case of Base Rate Loans) or at least three Business Days after the date hereof (in the case of LIBOR Loans).

                 [(iv)    The initial Interest Period for the LIBOR Loans
         comprising the Proposed Borrowing shall be [one/two/three months].]/4/

                 [(v)     The Borrower's senior unsecured long-term publicly
         traded Indebtedness without third party credit enhancement is presently rated _______ by Moody's and _______ by Standard & Poor's, and as a result of such ratings the Margin Percentage initially applicable to the LIBOR Loans comprising the Proposed Borrowing shall be _____%.]/5/

         The Borrower hereby certifies that the following statements are true on and as of the date hereof and will be true on and as of the Borrowing Date:

                 (A) Each of the representations and warranties contained in
         Article IV of the Credit Agreement and in the other Credit Documents is and will be true and correct on and as of each such date, with the same effect as if made on and as of each such date, both immediately before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date);

                 (B) No Default or Event of Default has occurred and is continuing or would result from the Proposed Borrowing or from the application of the proceeds therefrom; and

                 (C) After giving effect to the Proposed Borrowing, the aggregate principal amount of Loans outstanding will not exceed the aggregate Commitments.

                                        Very truly yours,

                                        VESTA INSURANCE GROUP, INC.

                                        By:
                                            ------------------------------

                                        Title:
                                               -----------------------------
-----------
         /4/ Include this clause in the case of a Proposed Borrowing comprised of LIBOR Loans, and select the applicable Interest Period.

         /5/ Include this clause in the case of a Proposed Borrowing comprised of LIBOR Loans, and insert the applicable ratings and the applicable Margin Percentage as set forth in the table contained in the definition of "Margin Percentage" in the Credit Agreement.

                                               Exhibit B-2 to Credit Agreement
                                               First Union National Bank
                                                 of North Carolina, as
                                                 Administrative Agent
                                               Vesta Insurance Group, Inc.
                                               September 24, 1996 / $100,000,000

                                               ---------------------------------



                                    FORM OF
                       NOTICE OF CONVERSION/CONTINUATION

                                    [Date]

First Union National Bank of
  North Carolina, as
  Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services

Ladies and Gentlemen:

         The undersigned, Vesta Insurance Group, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of September 24, 1996, among the Borrower, certain banks and other financial institutions from time to time parties thereto (the "Lenders"), SouthTrust Bank of Alabama, National Association, as Documentation Agent, and you, as Administrative Agent for the Lenders (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), and, pursuant to
Section 2.9(b) of the Credit Agreement, hereby gives you, as Administrative Agent, irrevocable notice that the Borrower requests a [conversion] [continuation]1 of Loans under the Credit Agreement, and to that end sets forth below the information relating to such [conversion] [continuation] (the "Proposed [Conversion] [Continuation]") as required by Section 2.9(b) of the Credit Agreement:

           (i) The Proposed [Conversion] [Continuation] is requested to be made on _______________./2/

           (ii) The Proposed [Conversion] [Continuation] involves $_________/3/ in ______________

         /1/ Insert "conversion" or "continuation" throughout the notice, as applicable.

         /2/ Shall be a Business Day at least one Business Day after the date hereof (in the case of any conversion of LIBOR Loans into Base Rate Loans) or at least three Business Days after the date hereof (in the case of any conversion of Base Rate Loans into, or continuation of, LIBOR Loans), and additionally, in the case of any conversion of LIBOR Loans into Base Rate Loans, or continuation of LIBOR Loans, shall be the last day of the Interest Period applicable to such LIBOR Loans.

         /3/ Shall be an amount not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof (in the case of any conversion of LIBOR Loans into Base Rate Loans) or $3,000,000 or, if
                                                                  (continued...)

         aggregate principal amount of Loans made pursuant to a Borrowing on ________________,/4/ which Loans are presently maintained as [Base Rate] [LIBOR] Loans and are proposed hereby to be [converted into Base Rate Loans] [converted into LIBOR Loans] [continued as LIBOR Loans]./5/

                 [(iii) The initial Interest Period for the Loans being [converted into] [continued as] LIBOR Loans pursuant to the Proposed [Conversion] [Continuation] shall be [one/two/three months].]/6/

                  [(iv) The Borrower's senior unsecured long-term publicly traded Indebtedness without third party credit enhancement is presently rated _______ by Moody's and _______ by Standard & Poor's, and as a result of such ratings the Margin Percentage initially applicable to the Loans being [converted into] [continued as] LIBOR Loans pursuant to the Proposed [Conversion] [Continuation] shall be _____%.]/7/

         The Borrower hereby certifies that the following statement is true both on and as of the date hereof and will be true on and as of the effective date of the Proposed [Conversion] [Continuation]: no Default or Event of Default has occurred and is continuing or would result from the Proposed [Conversion] [Continuation].

                                        Very truly yours,

                                        VESTA INSURANCE GROUP, INC.

                                        By:
                                            ------------------------------

                                        Title:
                                               ---------------------------
----------
         /3/(...continued)
greater, an integral multiple of $1,000,000 in excess thereof (in the case of any conversion of Base Rate Loans into, or continuation of, LIBOR Loans).

         /4/ Insert the applicable Borrowing Date for the Loans being converted or continued.

         /5/ Complete with the applicable bracketed language.

         /6/ Include this clause in the case of a Proposed Conversion or Continuation involving a conversion of Base Rate Loans into, or continuation of, LIBOR Loans, and select the applicable Interest Period.

         /7/ Include this clause in the case of a Proposed Conversion or Continuation involving a conversion of Base Rate Loans into, or continuation of, LIBOR Loans, and insert the applicable ratings and the applicable Margin Percentage as set forth in the table contained in the definition of "Margin Percentage" in the Credit Agreement.

                                               Exhibit C to Credit Agreement
                                               First Union National Bank
                                                 of North Carolina, as
                                                 Administrative Agent
                                               Vesta Insurance Group, Inc.
                                               September 24, 1996 / $100,000,000

                                               ---------------------------------



                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE

         THIS ASSIGNMENT AND ACCEPTANCE (this "Assignment and Acceptance") is made this _____ day of ____________, ____, by and between (the "Assignor") and

                      (the "Assignee"). Reference is made to the Credit Agreement, dated as of September 24, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Vesta Insurance Group, Inc. (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders"), SouthTrust Bank of Alabama, National Association, as Documentation Agent, and First Union National Bank of North Carolina, as Administrative Agent for the Lenders (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         The Assignor and the Assignee hereby agree as follows:

         1. Assignment and Assumption. Subject to the terms and conditions
            -------------------------
hereof, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor and, except as expressly provided herein, without representation or warranty by the Assignor, that interest as of the Effective Date (as hereinafter defined) in and to all of the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents (in its capacity as a Lender thereunder) represented by the percentage interest specified in Item 4(a) of Annex I (the
                                                    ---------    -------
"Assigned Share"), including, without limitation, the Assigned Share of (i) the Assignor's Commitment and (ii) the outstanding Loans made by the Assignor.

         2. The Assignor. The Assignor (i) represents and warrants that it is
            ------------
the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim, that as of the date hereof the amount of its Commitment and outstanding Loans is as set forth in
Item 4 of Annex I, and that after giving effect to the assignment provided for
------    -------
herein the respective Commitments of the Assignor and the Assignee will be as set forth in Item 4(a) of Annex I, (ii) except as set forth in clause (i) above,
             ---------    -------
makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto.

         3. The Assignee. The Assignee (i) represents and warrants that it is
            ------------
legally authorized to enter into this Assignment and Acceptance, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently required to have been delivered under Section
5.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) confirms that it is an Eligible Assignee, (v) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf under the Credit Agreement and the other Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Administrative Agent by the terms thereof, together with such other powers and duties as are reasonably incidental thereto, and (vi) agrees that it will perform in accordance with their respective terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender. [To the extent legally entitled to do so, the Assignee will deliver to the Administrative Agent, as and when required to be delivered under the Credit Agreement, duly completed and executed originals of the applicable tax withholding forms described in Section 2.15(d) of the Credit Agreement]./1/

         4. Effective Date. Following the execution of this Assignment and
            --------------
Acceptance by the Assignor and the Assignee, an executed original hereof, together with all attachments hereto, shall be delivered to each of the Administrative Agent and the Borrower (and also to the Administrative Agent, the processing fee referred to in Section 10.7(a) of the Credit Agreement). The effective date of this Assignment and Acceptance (the "Effective Date") shall be the earlier of (i) the date of acceptance hereof by the Administrative Agent and the Borrower or (ii) the date, if any, designated as the Effective Date in
Item 5 of Annex I (which date shall be not less than five (5) Business Days
------    -------
after the date of execution hereof by the Assignor and the Assignee). As of the Effective Date, (y) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents, and
(z) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (other than rights under the provisions of the Credit Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the Effective Date) and be released from its obligations under the Credit Agreement and the other Credit Documents.

         5. Payments; Settlement. On or prior to the Effective Date, in
            --------------------
consideration of the sale and assignment provided for herein and as a condition to the effectiveness of this Assignment and Acceptance, the Assignee will pay to the Assignor an amount (to be confirmed between the Assignor and the Assignee) that represents the Assigned Share of the principal amount of the Loans made by the Assignor and outstanding on the Effective Date (together, if and to the extent the Assignor and the Assignee so elect, with the Assigned Share of any related accrued but unpaid interest, fees and other amounts). From and after the Effective Date, the Administrative Agent will make all payments required to be made by it under the Credit Agreement in respect of the interest assigned hereunder (including, without limitation, all payments of principal, interest and fees in respect of the Assigned Share of the Assignor's Commitment and Loans assigned hereunder) directly to the Assignee. The Assignor and the Assignee shall be responsible for making between themselves all appropriate adjustments in payments due under the Credit Agreement in respect of the period prior to the Effective Date. All payments required to be made hereunder or in connection herewith shall be made in Dollars by wire transfer of immediately available funds to the appropriate party at its address for payments designated in
Annex I.
-------


-------------------
         /1/ Insert if the Assignee is organized under the laws of a jurisdiction outside the United States.

         6. Governing Law. This Assignment and Acceptance shall be governed
            -------------
by, and construed in accordance with, the internal laws of the State of North Carolina (without regard to the conflicts of laws principles thereof).

         7. Entire Agreement. This Assignment and Acceptance, together with the
            ----------------
Credit Agreement and the other Credit Documents, embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of the parties, verbal or written, relating to the subject matter hereof.

         8. Successors and Assigns. This Assignment and Acceptance shall be
            ----------------------
binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         9. Counterparts.  This Assignment and Acceptance may be executed
            ------------
in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Assignment and Acceptance to be executed by their duly authorized officers as of the date first above written.

                                        ASSIGNOR:

                                        --------------------------------


                                        By:
                                            --------------------------------

                                        Title:
                                               -----------------------------

                                        ASSIGNEE:

                                        --------------------------------


                                        By:
                                            --------------------------------

                                        Title:
                                               --------------------------------


Accepted this _______ day of
______________, 19___:

FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA, as
  Administrative Agent

By:
    --------------------------------

Title:
       -----------------------------

Consented and agreed to:

VESTA INSURANCE GROUP, INC.

By:
    --------------------------------

Title:
       --------------------------------

                                    ANNEX I
                                    -------
1.       Borrower:         Vesta Insurance Group, Inc.

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of September 24, 1996, among Vesta Insurance Group, Inc., certain Lenders from time to time parties thereto, SouthTrust Bank of Alabama, National Association, as Documentation Agent, and First Union National Bank of North Carolina, as Administrative Agent.

3.       Date of Assignment and Acceptance: ________________, 19___.

4.       Amounts:

                                                                                   Amount of
                                   Aggregate for            Assigned                Assigned
                                     Assignor                Share/2/                 Share
                                     --------                --------                 -----
        (a)  Commitment             $___________              _____%              $___________

        (c)  Loans/3/               $___________              _____%              $___________

5.      Effective Date:    ________________________/4/

6.      Addresses for Payments:

        Assignor:                   ---------------------------------

                                    ---------------------------------

                                    ---------------------------------
                                    Attention:
                                               -------------------
                                    Telephone:
                                               -------------------
                                    Telecopy:
                                              --------------------
                                    Reference:
                                               -------------------

        Assignee:                   ---------------------------------

                                    ---------------------------------

                                    ---------------------------------
                                    Attention:
                                               -------------------
                                    Telephone:
                                               -------------------
                                    Telecopy:
                                              --------------------
                                    Reference:
                                               -------------------
--------
         /2/ Percentage taken to up to ten decimal places, if necessary.

         /3/ Insert outstanding amounts as of the date of the Assignment and Acceptance.


         /4/ Shall be a date not less than five Business Days after the date of the Assignment and Acceptance.

7.      Addresses for Notices:

        Assignor:                   ---------------------------------

                                    ---------------------------------

                                    ---------------------------------
                                    Attention:
                                               -------------------
                                    Telephone:
                                               -------------------
                                    Telecopy:
                                              -------------------

        Assignee:                   ---------------------------------

                                    ---------------------------------

                                    ---------------------------------
                                    Attention:
                                               ------------------
                                    Telephone:
                                               ------------------
                                    Telecopy:
                                               ------------------

8.      Lending Office of Assignee:

        ---------------------------------

        ---------------------------------

        ---------------------------------
        Attention:
                   -------------------
        Telephone:
                   -------------------
        Telecopy:
                   -------------------

                                               Exhibit D-1 to Credit Agreement
                                               First Union National Bank
                                                 of North Carolina, as
                                                 Administrative Agent
                                               Vesta Insurance Group, Inc.
                                               September 24, 1996 / $100,000,000

                                               ---------------------------------




                                    FORM OF
                            COMPLIANCE CERTIFICATE
                          (GAAP Financial Statements)

        THIS CERTIFICATE is given pursuant to Section 5.3(a) of the Credit Agreement, dated as of September 24, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among Vesta Insurance Group, Inc. (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders"), SouthTrust Bank of Alabama, National Association, as Documentation Agent, and First Union National Bank of North Carolina, as Administrative Agent for the Lenders.

        The undersigned hereby certifies that:

        1. He is the duly elected [Chief Financial Officer] [Vice President -Finance] [Treasurer] of the Borrower./1/

        2. Enclosed with this Certificate are copies of the financial statements of the Borrower and its Subsidiaries as of _____________, and for the [________-month period] [year] then ended, required to be delivered under Section [5.1(a)][5.1(b)] of the Credit Agreement. Such financial statements have been prepared in accordance with Generally Accepted Accounting Principles [(subject to the absence of notes required by Generally Accepted Accounting Principles and subject to normal year-end audit adjustments)]/2/ and fairly present the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the date indicated and the results of operation of the Borrower and its Subsidiaries on a consolidated basis for the period covered thereby.

        3. The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under the supervision of the undersigned, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements.

        4. The examination described in paragraph 3 above did not disclose, and the undersigned has no knowledge of the existence of, any Default or Event of Default during or at the end of the accounting period covered by such financial statements or as of the date of this Certificate. [, except as set forth below.

        Describe here or in a separate attachment any exceptions to paragraph 4 above by listing, in reasonable detail, the nature of the Default or Event of Default, the period during which it existed and the action that the Borrower has taken or proposes to take with respect thereto.]

-----------
        /1/ Insert applicable bracketed language throughout the Certificate.

        /2/ Insert in the case of quarterly financial statements.

        5. Attached to this Certificate as Attachment A is a covenant compliance worksheet reflecting the computation of the financial covenants set forth in Sections 6.1, 6.2 and 6.3 of the Credit Agreement as of the last day of the period covered by the financial statements enclosed herewith.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the _______ day of _____________, ____.

                                        VESTA INSURANCE GROUP, INC.

                                        By: [signature of officer]
                                            --------------------------------

                                        Name:
                                              ------------------------------

                                        Title:
                                               -------------------------------

                                 ATTACHMENT A

                         COVENANT COMPLIANCE WORKSHEET
                          (GAAP Financial Statements)

---------------------------------------------------------------------------------------------------------------------
Capitalization Ratio
(Section 6.1 of the Credit Agreement):                                                Not greater than 0.425 to 1.0
---------------------------------------------------------------------------------------------------------------------
(1)        Consolidated Indebtedness as of the measurement date                                $
                                                                                                ==================

(2)        Capitalization:

           (a)    Consolidated Indebtedness as of
                  the measurement date (from Line 1)                               $
                                                                                    ==================

           (b)    Consolidated Net Worth as of
                  the measurement date                                             $
                                                                                    ==================

           (c)    Capitalization:  Add Lines 2(a) and 2(b)                                     $
                                                                                                ==================

(3)        Ratio of Consolidated Indebtedness to Total Capitalization:
                  Divide Line 1 by Line 2(c)                                                               : 1.0
                                                                                               =================

---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Consolidated Net Worth
(Section 6.2 of the Credit Agreement):                                                    Not less than the following:
------------------------------------------------------------------------------------------------------------------------
(1)      Base for calculating Consolidated Net Worth                                                   $250,000,000
                                                                                                        ===========

(2)      Consolidated Net Income for each fiscal
         quarter (if positive) ending after
         September 30, 1996                                      $
                                                                  ===========

         Multiplied by:                                             50%

         Equals:  Net income adjustment                                                    $
                                                                                            ======================

(3)      Aggregate of all amounts paid by the Borrower
         as dividends or distributions in respect of
         its equity securities at any time after
         September 30, 1996 up to and including the
         last day of the fiscal quarter then ending                                         ($                       )
                                                                                              ======================

(4)      Required Consolidated Net Worth:

            Add Lines 1 and 2 and subtract Line 3                                          $
                                                                                            ======================

(5)      Actual Consolidated Net Worth as of measurement date                              $
                                                                                            ======================

------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Fixed Charge Coverage Ratio
(Section 6.3 of the Credit Agreement):                                                     Not less than 3.0 to 1.0
---------------------------------------------------------------------------------------------------------------------
(1)    Consolidated earnings before interest and taxes for the four-quarter period ending on the date of determination (the "Measurement Period"):

       (a)  Consolidated Net Income of the Borrower and
            its Subsidiaries for the Measurement Period                         $
                                                                                 --------------
       (b)  Consolidated Interest Expense for the Measurement
            Period (to the extent taken into account in the
            determination of Consolidated Net Income)                           $
                                                                                 --------------
       (c)  Federal, state, local and other income taxes
            paid or accrued by the Borrower and its
            Subsidiaries during the Measurement Period
            (to the extent taken into account in the
            determination of Consolidated Net Income)                           $
                                                                                 --------------
       (d)  Consolidated earnings before interest and taxes:
              Add Lines 1(a), 1(b) and 1(c)                                                    $
                                                                                                --------------
(2)    Fixed Charges:

       (a)  Consolidated Interest Expense for the Measurement
            Period                                                              $
                                                                                 --------------
       (b)  Aggregate amount of all dividends and distributions
            made by the Borrower in respect of its equity
            securities during the Measurement Period                            $
                                                                                 --------------
       (c)  Aggregate amount of all amounts paid by the Borrower to purchase, redeem, retire or acquire its equity securities
            during the Measurement Period (other than pursuant to
            employee benefit plans)                                     $
                                                                         --------------
            Minus lesser of:/3/
            -----
                    25% of Consolidated Net Income                     ($                )
                                                                         ----------------
                    5% of Consolidated Net Worth                       ($                )
                                                                         ----------------

            Equals: Repurchase adjustment                                       $
                                                                                 --------------
       (d)  Fixed Charges:
              Add Lines 2(a), 2(b) and 2(c)                                                    $
                                                                                                ==============
(3)    Fixed Charge Coverage Ratio:
         Divide Line 1(d) by Line 2(d)                                                                    : 1.0
                                                                                                ===============

(4)    Amounts available for dividends from Insurance
       Subsidiaries in respect of the Measurement Period                                       $
                                                                                                --------------
(5)    Aggregate (without duplication) of all scheduled
       principal and interest in respect of Indebtedness
       paid or accrued by the Borrower and its Subsidiaries
       during the Measurement Period                                                           $
                                                                                                --------------
---------------------------------------------------------------------------------------------------------------------

--------------------
       /3/ Insert the lesser of these two items, determined as of and for the Measurement Period.

                                               Exhibit D-2 to Credit Agreement
                                               First Union National Bank
                                                 of North Carolina, as
                                                 Administrative Agent
                                               Vesta Insurance Group, Inc.
                                               September 24, 1996 / $100,000,000

                                               ---------------------------------




                                    FORM OF
                            COMPLIANCE CERTIFICATE
                       (Statutory Financial Statements)

        THIS CERTIFICATE is given pursuant to Section 5.3(a) of the Credit Agreement, dated as of September 24, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among Vesta Insurance Group, Inc. (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders"), SouthTrust Bank of Alabama, National Association, as Documentation Agent, and First Union National Bank of North Carolina, as Administrative Agent for the Lenders.

        The undersigned hereby certifies that:

        1. He is the duly elected [Chief Financial Officer] [Vice President-Finance] [Treasurer] of the Borrower./1/

        2. Enclosed with this Certificate are copies of the financial statements of the Borrower and its Subsidiaries as of _____________, and for the [________-month period] [year] then ended, required to be delivered under Section [5.2(a)][5.2(b)] of the Credit Agreement. Such financial statements have been prepared in accordance with Statutory Accounting Principles and fairly present the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the date indicated and the results of operation of the Borrower and its Subsidiaries on a consolidated basis for the period covered thereby.

        3. Attached to this Certificate as Attachment A is a covenant compliance worksheet reflecting the computation of the financial covenant set forth in Section 6.4 of the Credit Agreement as of the last day of the period covered by the financial statements enclosed herewith.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the _______ day of _____________, ____.

                                        VESTA INSURANCE GROUP, INC.

                                        By: [signature of officer]
                                            ---------------------------------

                                        Name:
                                              ------------------------------

                                        Title:
                                               -------------------------------
--------
        /1/ Insert applicable bracketed language throughout the Certificate.

                                 ATTACHMENT A

                         COVENANT COMPLIANCE WORKSHEET
                       (Statutory Financial Statements)

---------------------------------------------------------------------------------------------------
Risk-Based Capital                                               Not less than 150% of applicable
(Section 6.4 of the Credit Agreement):                                   Company Action Level RBC
---------------------------------------------------------------------------------------------------
(1)   Total adjusted capital of VFIC as of the
      measurement date                                                    $
                                                                           -----------------
(2)   Company Action Level RBC as of the
      measurement date                                                    $
                                                                           -----------------
(3)   Required total adjusted capital as of the
      measurement date:
       Multiply Line 1(b) by 150%                                         $
                                                                           -----------------
---------------------------------------------------------------------------------------------------

                                               Exhibit E to Credit Agreement
                                               First Union National Bank
                                                 of North Carolina, as
                                                 Administrative Agent
                                               Vesta Insurance Group, Inc.
                                               September 24, 1996 / $100,000,000

                                               ------------------------------

             [VESTA INSURANCE GROUP, INC. LETTERHEAD APPEARS HERE]



The Agent and the Lenders who are parties
to the Credit Agreement described below.                     September 24, 1996

Gentlemen/Ladies:

         I am counsel to Vesta Insurance Group, Inc., a Delaware corporation (the "Borrower"), and have represented the Borrower in connection with its execution and delivery of the Credit Agreement dated as of September 24, 1996 (the "Agreement") between the Borrower, the Lenders named therein, SouthTrust Bank of Alabama, National Association, as Documentation Agent, and First Union National Bank of North Carolina, as Administrative Agent for the Lenders, providing for Loans in an aggregate principal amount not exceeding $100,000,000.00 at any one time outstanding. All capitalized terms used in this opinion and not otherwise defined shall have the meanings attributed to them in the Agreement.

         I have examined the Agreement and the Notes (collectively, the "Credit Documents"), the Borrower's certificate of incorporation, by-laws and resolutions, and such other matters of fact and law that I deem necessary in order to render this opinion. Based upon the foregoing, it is my opinion that:

         1. Each of the Borrower and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The Borrower is duly qualified to do business as a foreign corporation and is in good standing in the State of Alabama. To the best of my knowledge, each of the Subsidiaries of the Borrower is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified, except where the failure to be so qualified would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. The Borrower has the full corporate power and authority to execute, deliver and perform the Credit Documents. With respect to matters of good standing, I have relied on certificates issued by appropriate governmental offices of the jurisdiction of incorporation of Borrower and jurisdictions in which Borrower does business.

         2. The execution, delivery and performance of the Credit Documents by the Borrower have been duly authorized by all necessary corporate action and proceedings on the part of the Borrower and will not:

                a.  require any consent of the Borrower's shareholders;

                b. violate the Borrower's certificate of incorporation or by-laws or, to the best of my knowledge after due inquiry, any order, writ, judgment, injunction, decree, award, indenture, instrument or agreement, binding upon the Borrower;

                c. violate any law, rule or regulation of the United States of America or the State of Alabama applicable to the Borrower; or

                d. result in, or require, the creating or imposition of any Lien (other than the Liens created pursuant to the Credit Documents) pursuant to the provisions of any indenture, instrument or agreement binding upon the Borrower.

         3. The Credit Documents have been duly executed and delivered by the Borrower and subject to the limitations contained in this letter constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights (including, without limitation, the effects of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers) and as may be limited by the exercise of judicial or administrative discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, commercial reasonableness, conscionability and materiality (regardless of whether such agreement is considered in a proceeding in equity or at law), application of principles of public policy, or defenses arising as a consequence of the passage of time.

         My opinion concerning the validity, binding effect and enforceability of the Credit Documents means that (a) the Credit Documents constitute effective contracts under Alabama law, (b) the Credit Documents are not invalid in their entirety because of a specific statutory prohibition or public policy and are not subject in their entirety to a contractual defense, and (c) subject to the exceptions set forth herein, some remedy is available if the Borrower is in material default under the Credit Documents. This opinion does not mean that (a) any particular remedy is available upon a material default, or (b) every provision of the Credit Documents will be upheld or enforced in any or each circumstance by a court.

         For purposes of the opinion set forth in this paragraph 3, I have assumed, with your permission and without investigation, that the laws of the State of Alabama govern the enforceability of the Credit Documents, notwithstanding the choice of North Carolina law set forth therein, and that the substantive laws of the State of North Carolina are identical in all relevant respects to the laws of the State of Alabama.

         I advise you that the following provisions may be unenforceable under Alabama Law, (a) arbitration or mediation provisions in the Credit Documents,
(b) any provision in the Credit Documents which purports to be an agreement to confess judgement in any court in the State of Alabama, (c) an agreement to submit a dispute or a party to the jurisdiction of a court that would not otherwise have jurisdiction over said dispute or party, (d) an agreement by one party to indemnify and hold harmless another party against or from its own negligence or misconduct, or (e) a waiver by Borrower of any defense to enforcement of the Credit Documents based upon public policy, including, but not limited to, any waiver of a defense based upon the failure of the Administrative Agent or any Lender to qualify to do business as a foreign corporation in the State of Alabama.

         I express no opinion as to Section 548 of the Bankruptcy Code or applicable state fraudulent conveyance laws.

         4. To the best of my knowledge after due inquiry, there are no actions, investigations, suits or proceedings pending or threatened, at law, in equity or in arbitration before any court, other governmental authority or other person, against the Borrower or its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, or with respect to the Credit Documents.

         5. To the best of my knowledge, no approval, authorization, consent, adjudication or order of any Governmental Authority of the United States of America or the State of Alabama, which has not been obtained, is required to be obtained by the Borrower in connection with the execution and delivery of the Credit Documents, the borrowing under the Agreement or the payment by the Borrower of the Obligations.

         6. The interest, fees and other charges provided for in the Credit Documents do not violate any usury or similar laws that are applicable under the laws of Alabama.

         7. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         8. Neither the Borrower nor any of the Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and the consummation of the transactions contemplated by the Credit Agreement will not violate Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System.

         9. An Alabama state court or a federal court sitting in the State of Alabama (the "State") applying Alabama law (an "Alabama Court") should uphold the choice of North Carolina law as the governing law of the Credit Documents unless the Alabama Court determining the question concludes that the State of North Carolina has no substantial relationship to the parties to such documents or the transactions provided therein or that the application of the laws of the State of North Carolina to a particular issue would be contrary to a fundamental public policy of the State and that the State has a materially greater interest than the State of North Carolina in the determination of that issue. Because choice of law issues are decided on a case-by-case basis, depending upon the facts of a particular transaction, we are unable to conclude with certainty that an Alabama Court would give effect to the provisions of such documents designating North Carolina law as the governing laws.

         For the purposes of this opinion, I have undertaken no investigation to determine whether any Lender is required to obtain a certificate of authority to transact business in the State of Alabama, and, with your permission, I have assumed that each Lender has either obtained a certificate of authority to transact business in the State of Alabama prior to the date hereof or determined that it is not necessary to do so. Nevertheless, I call your attention to Sections 10-2B-15.02 and 40-14-4 of the Code of Alabama (1975) and Section 232
                                        ---------------
of the Alabama Constitution that provide that all contracts or agreements entered into in the State of Alabama by corporations not incorporated in the State of Alabama or which have not obtained a certificate of authority to transact business in the State of Alabama and have not paid the prescribed fees and taxes are void and may not be enforced in Alabama courts. I further call to your attention the necessity that corporations not incorporated in the State of Alabama obtain such certificate of authority to transact business prior to
                                                                  --------
entering into the contract or agreement in question. I nevertheless call your attention to Section 10-2B- 15.01(b) which provides that the provisions of
Article 15 of the Alabama Business Corporation Act "do not apply to corporations organized under the laws of the United States".

         For purposes of this opinion, I have further assumed that each Lender has been duly organized and is legally existing under the laws of the jurisdiction in which it was organized. We have also assumed that each Lender has, and will continue to fulfill the implied duty of good faith, and, the overriding duty to act in a commercially reasonable manner.

         The opinions expressed herein are opinions as to Alabama law and Delaware General Corporation law. I am not licensed to practice law in states other than the State of Alabama, and I express no opinion as to the law of any jurisdiction other than the State of Alabama, the federal laws of the United States and Delaware General Corporation law.

         This opinion is based upon statutes, regulations, decided cases, and other sources of law as of the date hereof, all of which are subject to change. I make no representations as to the effect of any such changes that may occur and undertake no responsibility to notify any party of any such change.

         This opinion may be relied upon by the Administrative Agent, the Lenders and their participants, permitted assignees and other transferees as permitted under the Credit Documents.

                                        Very truly yours,

                                        Donald W. Thornton
                                        Senior Vice President,
                                        General Counsel and Secretary

DWT:nn

                                 SCHEDULE 4.4
                                 ------------

                      Licenses of Insurance Subsidiaries

                       VESTA FIRE INSURANCE CORPORATION
                               LICENSING STATUS
                                    9/12/96

P & C License  (48 + D.C. &                     Accredited/Approved Reinsurer
-------------   U.S. Treasury Dept.)            -----------------------------

  Alabama
  Alaska                                           New York
  Arizona
  Arkansas                                         U.S. Treasury Department
  California
  Colorado
  Connecticut
  Delaware
  District of Columbia
  Florida
  Georgia
  Hawaii
  Idaho
  Illinois
  Indiana
  Iowa
  Kansas
  Kentucky
  Louisiana
  Maine
  Maryland
  Massachusetts
  Michigan
  Minnesota
  Mississippi
  Missouri
  Montana
  Nebraska
  Nevada
  New Jersey
  New Mexico
  New York
  North Carolina
  North Dakota
  Ohio
  Oklahoma
  Oregon
  Pennsylvania
  Rhode Island
  South Carolina
  South Dakota
  Tennessee
  Texas
  U.S. Treasury Dept
  Utah
  Virginia
  Washington
  West Virginia
  Wisconsin
  Wyoming

--------------------------------------------------------------------------------

                      AMENDED    CERTIFICATE OF AUTHORITY

                  DEPARTMENT OF INSURANCE - STATE OF ALABAMA

   I,   THE COMMISSIONER OF INSURANCE, STATE OF ALABAMA, BY AUTHORITY VESTED IN
ME BY LAW, DO HEREBY AUTHORIZE THE LICENSEE NAMED BELOW TO ACT WITH POWERS INDICATED HEREON.

   THIS LICENSE REMAINS IN EFFECT UNTIL SUSPENDED, CANCELLED, OR REVOKED, AS LONG AS FEES AND TAXES ARE CURRENTLY PAID.

VESTA FIRE INSURANCE CORPORATION, BIRMINGHAM, ALABAMA
Formerly Liberty National Fire Insurance Company

Amended to reflect name change.                       JAMES H. DILL
                                            ------------------------------------
                                                COMMISSIONER OF INSURANCE


----------------------------------------
LICENSE   EFFECTIVE     POWERS
             DATE
----------------------------------------
                                            [GREAT SEAL OF ALABAMA APPEARS HERE]
 11762     1  25  94    2  4
----------------------------------------
NUMBER    MO. DAY YR.
----------------------------------------
--------------------------------------------------------------------------------




                                COMPANY POWERS

 1.  Life, Disability and Annuities

 2.  Property

 3.  Miscellaneous Casualty, excluding Official Surety Bonds

 4.  Miscellaneous Casualty, including Official Surety Bonds

 5.  Mutual Aid Association

 6.  Non-Profit Health Care Service Plan Corporation

 7.  Reciprocal Exchange

 8.  Automobile Club

 9.  Fraternal

10.  Title

11.  Health Maintenance Organization

12.  Disability Only

13.  Other_______________________________

                              Insurance Division
                                STATE OF HAWAII
                                 P.O. BOX 3614
                              Honolulu, HI  96811


                                 July 5, 1996

TO: HAWAII INSURANCE COMMISSIONER

FROM: VESTA FIRE INSURANCE CORPORATION
      P.O. BOX 43360                                         CONFIRMATION
      3760 RIVER RUN DRIVE
      BIRMINGHAM, AL  35243-

SUBJECT: Request for Extension of Certificate of Authority as of 08/16/1995

                                           111 00014459  2- 8/04/95       400.00
With reference to the subject matter, if you wish to extend your Certificate of Authority and the appointments of General Agent(s) shown on the attached "Appointment To Listing," execute and return this notice, together with your $400.00 check, payable to Department of Commerce and Consumer Affairs. In payment of the extension fee. Retain "Appointment To Listing" for you files.
                               ----------------------------------------------

All requirements must be received in our office no later than 08/16/1995. You are hereby notified that if the extension fee is not paid on or before 08/16/1995, a fifty percent penalty fee will be imposed in accordance with paragraph (c) of Section 431:7-101 of the Hawaii Revised Statues.
Please note that the penalty is mandatory; the Commissioner has no discretionary authority to waive it for any reason whatsoever. No individual payment receipt will be issued unless specifically requested when submitting your extension. Postmarks will not be recognized.

The undersigned insurer, as provided in the Hawaii Insurance Law, hereby applies for extension of its Certificate of Authority authorizing the transaction of the following class(es) of insurance in the State of Hawaii.

                        Casualty        Fire    Marine

The Hawaii Insurance Law requires an insurer to have a General Agent's appointment continuously in effect for all lines of insurance authorized in order for its Certificate of Authority to remain valid. If you desire to cancel your Certificate of Authority, please inform our office in writing immediately for further requirements.

The undersigned Insurer certifies that it has reviewed the attached Appointment to Listing of present General Agent appointment(s) in Hawaii for the class(es) of insurance shown and desires to continue such appointment(s). Any revision(s) of it authority or General Agent appointment(s), must be submitted by cover letter.

ALL REQUIREMENTS MUST BE RECEIVED IN OUR OFFICE NO LATER THAN 08/16/1995. POST MARKS WILL NOT BE RECOGNIZED.

Located at 3760 RIVER RUN DRIVE         on  7-28-95                           .
          ------------------------------  ------------------------------------

                                        VESTA FIRE INSURANCE CORPORATION
                                      ----------------------------------------
                                        (Type) Full and Exact Name of Insurer

Affix insurer Seal                    By  /s/ Dave Thompson, Jr.
                                        --------------------------------------
                                                Signature

                                        DAVE THOMPSON, JR.-VICE PRESIDENT
                                      ----------------------------------------
                                        (Type) Name and Title of Signer

--------------------------------------------------------------------------------
This validated copy of Form 305 is evidence of payment and confirmation of extension of your Certificate of Authority for the next year, to August 16,
                                                                 ----------
1996.
-----
--------------------------------------------------------------------------------

                License #100438                 11 x $400
                                                18
                                                     ----

(5/95)

===============================================================================
                                STATE OF HAWAII


                    [CREST OF STATE OF HAWAII APPEARS HERE]

                              INSURANCE DIVISION

This is to certify that VESTA FIRE INSURANCE CORPORATION
                        -------------------------------------
                    has been duly authorized as an INSURER

                    in the State of Hawaii on AUG 16, 1991
                                              -----------------

with authorized insurance class(es)


Casualty
Fire
Marine
                                          /s/ [SIGNATURE APPEARS HERE]
Certificate Number       100438
                   -------------------        Insurance Commissioner


The above-named insurer, having complied with the requirements of the law, is hereby authorized to transact, as an insurer, the above-named classes of insurance in the manner provided by law. This Certificate of authority is valid until terminated by surrender, revocation, or failure to extend. A new certificate will not be issued upon extension. This certificate shall remain in the possession of the insurer named herein until termination, at which time it must be delivered to the Commissioner.

===============================================================================

                         Texas Department of Insurance


                   [SEAL OF THE STATE OF TEXAS APPEARS HERE]

   Certificate No. 10678                                   Company No. 08-093553

                           Certificate of Authority

THIS IS TO CERTIFY THAT



                       VESTA FIRE INSURANCE CORPORATION

                              BIRMINGHAM, ALABAMA

has complied with the laws of the State of Texas applicable thereto and is hereby authorized to transact the business of


Fire; Allied Coverages; Rain; Inland Marine; Automobile--Liability & Physical Damage; Liability other than Automobile; Fidelity & Surety; Glass; Burglary & Theft; Boiler & Machinery; Credit and Reinsurance on all lines authorized to be written on a direct basis insurance within the state of Texas. This Certificate of Authority shall be in full force and effect until it is revoked, canceled or suspended according to law.

[SEAL OF THE
COMMISSIONER                           IN TESTIMONY WHEREOF, witness my hand and
OF INSURANCE                           seal of office at Austin, Texas, this
THE STATE OF
TEXAS                                   18th  day of    January     A.D.  1995
APPEARS HERE]                          ------        --------------      ------

                                                  REBECCA LIGHTSEY
                                             COMMISSIONER OF INSURANCE

                                       BY  /s/ Jose Montemayor
                                         ---------------------------------------
                                               Jose Montemayor
                                               Director
                                               Insurer Services

                          VESTA INSURANCE CORPORATION
                               LICENSING STATUS
                                    9/12/96

P & C License (38)
-------------

  Alabama   (2/21/84)
  Alaska   (7/16/90)
  Arizona   (11/16/88)
  Arkansas   (11/95)
  Delaware   (12/03/92)
  Florida   (5/22/84)
  Georgia   (7/01/85)
  Idaho   (5/31/91)
  Illinois   (12/31/90)
  Indiana   (11/18/88)
  Iowa   (6/21/89)
  Kansas   (10/18/89)
  Kentucky   (10/11/90)
  Louisiana   (6/26/90)
  Maryland   (11/16/89)
  Massachusetts   (12/30/94)
  Michigan   (10/25/89)
  Minnesota   (11/19/93)
  Mississippi   (1/01/85)
  Missouri   (11/02/88)
  Montana   (1/15/92)
  Nebraska   (7/25/89)
  Nevada   (7/13/92)
  New Mexico   (8/13/90)
  North Carolina   (4/24/91)
  North Dakota   (11/21/89)
  Ohio   (12/31/92)
  Oklahoma   (6/11/92)
  Oregon   (1/10/92)
  Pennsylvania   (9/9/92)
  South Carolina   (3/03/86)
  South Dakota   (11/21/89)
  Tennessee   (12/20/84)
  Texas   (6/06/90)
  Utah   (7/30/90)
  Washington   (5/24/91)
  Wisconsin   (9/29/89)
  Wyoming   (12/02/91)

================================================================================

                           CERTIFICATE OF AUTHORITY
                  DEPARTMENT OF INSURANCE - STATE OF ALABAMA

        I, THE COMMISSIONER OF INSURANCE, STATE OF ALABAMA, BY AUTHORITY VESTED IN ME BY LAW, DO HEREBY AUTHORIZE THE LICENSEE NAMED BELOW TO ACT WITH POWERS INDICATED HEREON.
        THIS LICENSE REMAINS IN EFFECT UNTIL SUSPENDED, CANCELLED, OR REVOKED, AS LONG AS FEES AND TAXES ARE CURRENTLY PAID.

VESTA INS CORPORATION                             BIRMINGHAM             ALABAMA


                                                         MIKE WEAVER
                                                      --------------------------
                                                       COMMISSIONER OF INSURANCE
-----------------------------------------
LICENSE     EFFECTIVE       POWERS
              DATE
-----------------------------------------                  [SEAL OF THE STATE
42668        06  01  91     2    4    -0                    OF ALABAMA APPEARS
-----------------------------------------                   HERE]
NUMBER       MO. DAY YR.
-----------------------------------------

================================================================================


                                  COMPANY POWERS

                     1.  Life, Disability and Annuities
                     2.  Property
                     3.  Miscellaneous Casualty, excluding Official Surety Bonds
                     4.  Miscellaneous Casualty, including Official Surety Bonds
                     5.  Mutual Aid Association
                     6.  Non-Profit Health Care Service Plan Corporation
                     7.  Reciprocal Exchange
                     8.  Automobile Club
                     9.  Fraternal
                    10.  Title
                    11.  Health Maintenance Organization
                    12.  Disability Only
                    13.  Other__________________________________________________

================================================================================

                                State Of Texas
                           State Board Of Insurance

Certificate No. 9256     [SEAL OF THE STATE OF TEXAS]    Company No. 08-05442

                           Certificate Of Authority

THIS IS TO CERTIFY THAT

                          VESTA INSURANCE CORPORATION

                              BIRMINGHAM, ALABAMA


has complied with the laws of the State of Texas applicable thereto and is hereby authorized to transact the business of


   Fire; Allied Coverages; Inland Marine; Automobile Physical Damage; Liability other than Automobile and Reinsurance on all lines authorized to be written on a direct basis insurance within the State of Texas. This Certificate of Authority shall be in full force and effect until it is revoked, canceled or suspended according to law.


[SEAL OF THE COMMISSIONER
 OF INSURANCE FOR THE
 STATE OF TEXAS APPEARS                     IN TESTIMONY WHEREOF, witness my
  HERE]                                  hand and seal of office at Austin,
                                         Texas, this 6th day of June, A. D. 1990

                                             /s/ A. W. [LAST NAME ILLEGIBLE]
                                         ---------------------------------------
                                             COMMISSIONER OF INSURANCE

================================================================================

No.  90-0852
   ----------

                                OFFICIAL ORDER
                                    of the
                           COMMISSIONER OF INSURANCE
                                    of the
                                STATE OF TEXAS
                                 AUSTIN, TEXAS

                                Date JUN 6 1990

Subject Considered:

                          VESTA INSURANCE CORPORATION
                              Birmingham, Alabama

                           APPLICATION FOR ADMISSION

General remarks and official action taken:

On this day, came on for consideration by the Commissioner of Insurance, pursuant to Articles 2.21 and 21.43 of the Texas Insurance Code and the Texas Administrative Code, Title 28, Section 7.504, the application of VESTA INSURANCE CORPORATION, Birmingham, Alabama, for admission to do the business of insurance in the State of Texas.

The Commissioner of Insurance having heretofore appointed an Admissions Examiner to review the application as provided by law, and after such review, having been furnished with the Admissions Examiner's written recommendation to approve such application for admission, and being satisfied that there is sufficient basis to approve such application;

IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the application of VESTA INSURANCE CORPORATION, Birmingham, Alabama, for admission to do the business of insurance in the State of Texas, be, and the same is hereby, approved, and that said company be issued a Certificate of Authority to write fire, allied coverages, inland marine, auto physical damage, liability other than automobile and reinsurance on all lines authorized to be written on a direct basis.


                                                /s/ A. W. POGUE
                                                -----------------------------
                                                A. W. POGUE
                                                COMMISSIONER OF INSURANCE

                        SHEFFIELD INSURANCE CORPORATION
                               LICENSING STATUS
                                    9/12/96


Surplus Lines Authority (42 + D.C.)                    P & C License (1)
-----------------------                                -------------

  Alaska                                                 Alabama
  Arizona
  Arkansas
  California
  Connecticut
  Delaware
  District of Columbia
  Florida
  Georgia
  Hawaii
  Idaho
  Illinois
  Indiana
  Iowa
  Kansas
  Kentucky
  Louisiana
  Maryland
  Massachusetts
  Michigan
  Minnesota
  Mississippi
  Missouri
  Montana
  Nebraska
  Nevada
  New Mexico
  North Carolina
  North Dakota
  Ohio
  Oklahoma
  Oregon
  Pennsylvania
  South Carolina
  South Dakota
  Tennessee
  Texas
  Utah
  Virginia
  Washington
  West Virginia
  Wisconsin
  Wyoming

--------------------------------------------------------------------------------
                           CERTIFICATE OF AUTHORITY

                   DEPARTMNT OF INSURANCE - STATE OF ALABAMA

     I, THE COMMISSIONER OF INSURANCE, STATE OF ALABAMA, BY AUTHORITY VESTED IN ME BY LAW, DO HEREBY AUTHORIZE THE LICENSEE NAMED BELOW TO ACT WITH POWERS INDICATED HEREON.
     THIS LICENSE REMAINS IN EFFECT UNTIL SUSPENDED, CANCELLED, OR REVOKED, AS LONG AS FEES AND TAXES ARE CURRENTLY PAID.

SHEFFIELD INS CORPORATION                        BIRMINGHAM             ALABAMA

                                                        MIKE WEAVER
                                                      -------------------------
                                                      COMMISSIONER OF INSURANCE

-----------------------------------------
LICENSE     EFFECTIVE         POWERS
              DATE
-----------------------------------------        [SEAL OF ALABAMA APPEARS HERE]

26620       06 01 91        2    3    -0
-----------------------------------------
NUMBER      MO DAY YR.
-----------------------------------------
--------------------------------------------------------------------------------


                                COMPANY POWERS

                    1.  Life, Disability and Annuities
                    2.  Property
                    3.  Miscellaneous Casualty, excluding Official Surety Bonds
                    4.  Miscellaneous Casualty, including Official Surety Bonds
                    5.  Mutual Aid Association
                    6.  Non-Profit Health Care Service Plan Corporation
                    7.  Reciprocal Exchange
                    8.  Automobile Club
                    9.  Fraternal
                   10.  Title
                   11.  Health Maintenance Organization
                   12.  Disability Only
                   13.  Other ___________________________________________

             THE HAWAIIAN INSURANCE AND GUARANTY COMPANY, LIMITED
                               LICENSING STATUS
                                    9/12/96


P & C License (3)
-------------

Alaska
California
Hawaii
Washington

================================================================================

                                STATE OF HAWAII
                  [SEAL OF THE STATE OF HAWAII APPEARS HERE]

                              INSURANCE DIVISION

     This is to certify that    HAWAIIAN INSURANCE & GUARRANTY CO., LTD.
                             ----------------------------------------------

                    has been duly authorized as an INSURER

                    in the State of Hawaii on AUG 16, 1991
                                              ----------------

     with authorized insurance class(es)

     Casualty    Marine
     Disability  Motor Vehicle
     Fire        Surety
     Life
                                                     /s/ Roluin K. Canpauir
     Certificate Number 100003                       Insurance Commissioner
                --------------------

     The above-named insurer, having complied with the requirements of the law, is hereby authorized in _________, as an insurer, the above-named classes of insurance in the manner provided by law. This Certificate of Authority is valid until terminated by surrender, revocation, or failure to extend.
     A new certificate will not be issued upon extension. This certificate shall remain in the possession of the Insurer named herein until termination, at which time it must be delivered to the Commissioner.
================================================================================

                        VESTA LLOYDS INSURANCE COMPANY
                               LICENSING STATUS
                                    9/12/96

P & C License (1)
-------------

Texas

================================================================================

                                STATE OF TEXAS
                           STATE BOARD OF INSURANCE
                     [SEAL OF STATE OF TEXAS APPEARS HERE]

Certificate No  9619                                       Company No.  12-05518
                           CERTIFICATE OF AUTHORITY

THIS IS TO CERTIFY THAT

               J. GORDON GAINES OF TEXAS, INC., Attorney-in-Fact

                              for underwriters at

                        VESTA LLOYDS INSURANCE COMPANY

                               RICHARDSON, TEXAS

has complied with the laws of the State of Texas applicable thereto and is hereby authorized to transact the business of


Fire; Allied Coverages; Inland Marine; Automobile--Liability & Physical Damage; Liability other than Automobile; Glass; Burglary & Theft and Reinsurance on all lines authorized to be written on a direct basis insurance within the State of Texas. This Certificate of Authority shall be in full force and effect until it is revoked, canceled or suspended according to law.


[SEAL APPEARS HERE]

                                                IN TESTIMONY WHEREOF, witness my
                                  hand and seal of office at Austin, Texas, this
                                  3rd day  of    July            , A.D. 1991.
                                  ...............................
                                  /s/ Philip W. Barnes
                                  ..............................................
                                           COMMISSIONER OF INSURANCE

================================================================================

                                 SCHEDULE 4.7
                                 ------------

                                 Subsidiaries

                                                               Percentage Owned
                                                                 (directly or
                                                                  indirectly)
      Subsidiaries                       Direct Owner             by Borrower
-------------------------------   ---------------------------     -----------

The Hawaiian Insurance and
Guaranty Company, Limited         Vesta Fire Insurance Corp.         100%

J. Gordon Gaines, Inc.            Vesta Insurance Group, Inc.        100%

J. Gordon Gaines of Texas, Inc.   Vesta Fire Insurance Corp.         100%

Liberty National Reinsurance
Company, Ltd.                     Vesta Insurance Group, Inc.        100%

Sheffield Insurance Corporation   Vesta Fire Insurance Corp.         100%

Vesta Financial Corporation       Vesta Fire Insurance Corp.         100%

Vesta Fire Insurance Company      Vesta Insurance Group, Inc.        100%

Vesta Insurance Corporation       Vesta Fire Insurance Corp.         100%

Vesta Lloyds Insurance Company    Vesta Fire Insurance Corp.         100%

                                 SCHEDULE 7.3
                                 ------------

                   Liens in Existence at September 23, 1996


1.  $6.6 million lease on corporate aircraft with Michigan National Bank.